                           KELLSTROM INDUSTRIES, INC.

                                   $75,000,000

                  ___% CONVERTIBLE SUBORDINATED NOTES DUE 2003

                                  ------------


                                    Indenture

                            Dated as of June 17, 1998

                                  ------------




                            FIRST UNION NATIONAL BANK
                                     TRUSTEE




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                                TABLE OF CONTENTS

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                                    ARTICLE I
                                   DEFINITIONS

Section 1.1.  Definitions.................................................................................2
Section 1.2.  Other Definitions...........................................................................7
Section 1.3.  Rules of Construction.......................................................................8

                                   ARTICLE II
                                    THE NOTES

Section 2.1.  Designation, Amount and Issue of Notes......................................................8
Section 2.2.  Form of Notes...............................................................................8
Section 2.3.  Date and Denomination of Notes; Payments of Interest........................................9
Section 2.4.  Execution of Notes.........................................................................11
Section 2.5.  Registrar, Paying Agent and Conversion Agent...............................................12
Section 2.6.  Paying Agent to Hold Money in Trust........................................................12
Section 2.7.  Noteholder Lists...........................................................................12
Section 2.8.  Exchange and Registration of Transfer of Notes; Restrictions on
                  Transfer; Depositary...................................................................13
Section 2.9.  Mutilated, Destroyed, Lost or Stolen Notes.................................................17
Section 2.10. Treasury Notes.............................................................................18
Section 2.11. Temporary Notes............................................................................18
Section 2.12. Cancellation...............................................................................18
Section 2.13. Deposit of Funds...........................................................................19

                                   ARTICLE III
                               REDEMPTION OF NOTES

Section 3.1.  Right to Redeem; Notice to Trustee.........................................................19
Section 3.2.  Selection of Notes to Be Redeemed..........................................................20
Section 3.3.  Notice of Redemption.......................................................................20
Section 3.4.  Effect of Notice of Redemption.............................................................21
Section 3.5.  Deposit of Redemption Price................................................................21
Section 3.6.  Notes Redeemed in Part.....................................................................21
Section 3.7.  Conversion Arrangement on Call for Redemption..............................................22



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                                   ARTICLE IV
                             SUBORDINATION OF NOTES

Section 4.1.  Notes Subordinated to Senior Indebtedness..................................................23
Section 4.2.  Payments to Holders........................................................................23
Section 4.3.  Notes to Be Subrogated to Rights of Holders of Senior Indebtedness.........................26
Section 4.4.  Obligations of the Company Unconditional...................................................26
Section 4.5.  Notice to Trustee..........................................................................26
Section 4.6.  Application by Trustee of Monies Deposited With It.........................................27
Section 4.7   Reinstatement..............................................................................28
Section 4.8   Rights of Holders of Senior Indebtedness...................................................28
Section 4.9   No Modification, etc.......................................................................28
Section 4.10  Specific Performance.......................................................................28
Section 4.11. Subordination Rights Not Impaired by Acts or Omissions
                  of Company or holders of Senior Indebtedness...........................................29
Section 4.12. Trustee to Effectuate Subordination........................................................29
Section 4.13  Proofs of Claim............................................................................29
Section 4.14. Right of Trustee to Hold Senior Indebtedness...............................................29
Section 4.15. Article IV Not to Prevent Events of Default................................................30
Section 4.16. No Fiduciary Duty Created to Holders of Senior Indebtedness................................30
Section 4.17. Article Applicable to Paying Agent.........................................................30

                                    ARTICLE V
                                    COVENANTS

Section 5.1.  Payment of Notes...........................................................................30
Section 5.2.  SEC Reports................................................................................31
section 5.3.  Maintenance of Office or Agency............................................................31
Section 5.4.  Stay, Extension and Usury Laws.............................................................32
Section 5.5.  Liquidation................................................................................32
Section 5.6.  Compliance Certificates....................................................................33
Section 5.7.  Notice of Defaults.........................................................................33
Section 5.8.  Payment of Taxes and Other Claims..........................................................33
Section 5.9.  Corporate Existence........................................................................34
Section 5.10. Maintenance of Properties..................................................................34
Section 5.11. Further Instruments and Acts...............................................................34


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                                   ARTICLE VI
                  NOTEHOLDERS' LISTS AND REPORTS BY THE TRUSTEE

Section 6.1.  Holders' Lists.............................................................................34
Section 6.2.  Preservation and Disclosure of Lists.......................................................35
Section 6.3.  Reports by Trustee.........................................................................35

                                   ARTICLE VII
               REMEDIES OF THE TRUSTEE AND NOTEHOLDERS ON AN EVENT
                                   OF DEFAULT

Section 7.1.  Events of Default..........................................................................36
Section 7.2.  Payment of Notes on Default; Suit Therefor.................................................38
Section 7.3.  Application of Monies Collected by Trustee.................................................40
Section 7.4.  Proceedings by Holders.....................................................................42
Section 7.5.  Proceedings by Trustee.....................................................................42
Section 7.6.  Remedies Cumulative and Continuing.........................................................42
Section 7.7.  Direction of Proceedings and Waiver of Defaults by
                  Majority of Holders....................................................................42
Section 7.8.  Notice of Defaults.........................................................................43
Section 7.9.  Undertaking to Pay Costs...................................................................43

                                  ARTICLE VIII
                             CONCERNING THE TRUSTEE

Section 8.1.  Duties and Responsibilities of Trustee.....................................................44
Section 8.2.  Reliance on Documents, Opinions, Etc.......................................................45
Section 8.3.  No Responsibility for Recitals, Etc........................................................46
Section 8.4.  Trustee, Paying Agents, Conversion Agents or Registrar
                   May Own Notes.........................................................................46
Section 8.5.  Monies to Be Held in Trust.................................................................46
Section 8.6.  Compensation and Expenses of Trustee.......................................................47
Section 8.7.  Officers' Certificate as Evidence..........................................................47
Section 8.8.  Conflicting Interests of Trustee...........................................................48
Section 8.9.  Eligibility of Trustee.....................................................................48
Section 8.10. Resignation or Removal of Trustee..........................................................48
Section 8.11. Acceptance by Successor Trustee............................................................49
Section 8.12. Succession by Merger, Etc..................................................................50
Section 8.13. Limitation on Rights of Trustee as Creditor................................................51


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                                   ARTICLE IX
                           CONCERNING THE NOTEHOLDERS

Section 9.1.  Action by Holders.........................................................................51
Section 9.2.  Proof of Execution by Holders.............................................................51
Section 9.3.  Who are Deemed Absolute Owners............................................................52
Section 9.4.  Company-Owned Notes Disregarded...........................................................52
Section 9.5.  Revocation of Consents;  Future Holders Bound.............................................53

                                    ARTICLE X
                              NOTEHOLDERS' MEETINGS

Section 10.1. Purpose of Meetings.......................................................................53
Section 10.2. Call of Meetings by Trustee...............................................................53
Section 10.3. Call of Meetings by Company or Holders....................................................54
Section 10.4. Qualifications for Voting.................................................................54
Section 10.5. Regulations...............................................................................54
Section 10.6. Voting....................................................................................55
Section 10.7. No Delay of Rights by Meeting.............................................................56

                                   ARTICLE XI
                             SUPPLEMENTAL INDENTURES

Section 11.1. Supplemental Indentures Without Consent of Holders........................................56
Section 11.2. Supplemental Indentures with Consent of Holders...........................................57
Section 11.3. Effect of Supplemental Indenture..........................................................57
Section 11.4. Notation on Notes.........................................................................59
Section 11.5. Evidence of Compliance of Supplemental Indenture
                  to Be Furnished Trustee...............................................................59

                                   ARTICLE XII
                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

Section 12.1.  Company May Consolidate Etc. on Certain Terms............................................59
Section 12.2.  Successor Corporation to Be Substituted..................................................60
Section 12.3.  Opinion of Counsel to Be Given Trustee...................................................60

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                                  ARTICLE XIII
                     SATISFACTION AND DISCHARGE OF INDENTURE

Section 13.1.  Discharge of Indenture...................................................................61
Section 13.2.  Deposited Monies to Be Held in Trust by Trustee..........................................61
Section 13.3.  Paying Agent to Repay Monies Held........................................................62
Section 13.4.  Return of Unclaimed Monies...............................................................62
Section 13.5.  Reinstatement............................................................................62

                                   ARTICLE XIV
                IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS
                                  AND DIRECTORS

Section 14.1.  Indenture and Notes Solely Corporate Obligations.........................................62

                                   ARTICLE XV
                               CONVERSION OF NOTES

Section 15.1.  Right to Convert.........................................................................63
Section 15.2.  Exercise of Conversion Privilege; Issuance of Common Stock on
                  Conversion; No Adjustment for Interest or Dividends...................................63
Section 15.3.  Cash Payments in Lieu of Fractional Shares...............................................65
Section 15.4.  Conversion Price.........................................................................65
Section 15.5.  Adjustment of Conversion Price...........................................................66
Section 15.6.  Effect of Reclassification, Consolidation, Merger or Sale................................76
Section 15.7.  Taxes on Shares Issued...................................................................77
Section 15.8.  Reservation of Shares to Be Fully Paid; Compliance with
                  Governmental Requirements; Listing of Common Stock....................................77
Section 15.9   Responsibility of Trustee................................................................78
Section 15.10. Notice to Holders Prior to Certain Actions...............................................78

                                   ARTICLE XVI
                   REPURCHASE OF NOTES AT OPTION OF THE HOLDER
                             UPON CHANGE IN CONTROL

Section 16.1.  Right to Require Repurchase..............................................................79
Section 16.2.  Notices; Method of Exercising Purchase Right, Etc........................................80
Section 16.3.  Certain Definitions......................................................................82
Section 16.4.  Change in Control........................................................................82
Section 16.5.  Consolidation, Merger, Etc...............................................................84


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                                  ARTICLE XVII
                            MISCELLANEOUS PROVISIONS

Section 17.1.   Provisions Binding on Company's Successors..............................................84
Section 17.2.   Official Acts by Successor Corporation..................................................84
Section 17.3.   Addresses for Notices, Etc..............................................................85
Section 17.4.   Governing Law...........................................................................85
Section 17.5.   Evidence of Compliance with Conditions Precedent
                  Certificates to Trustee...............................................................85
Section 17.6.   Legal Holidays..........................................................................86
Section 17.7.   Trust Indenture Act.....................................................................86
Section 17.8.   No Security Interest Created............................................................87
Section 17.9.   Benefits of Indenture...................................................................87
Section 17.10.  Table of Contents, Headings, Etc........................................................87
Section 17.11.  Authenticating Agent....................................................................87
Section 17.12.  Execution in Counterparts...............................................................88




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                   INDENTURE dated as of June 17, 1998, between Kellstrom
Industries, Inc., a Delaware corporation (hereinafter sometimes called the "Company," as more fully set forth in Section 1.1), and First Union National Bank, as trustee hereunder (hereinafter sometimes called the "Trustee," as more fully set forth in Section 1.1).

                              W I T N E S S E T H:

                  WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issue of its ____% Convertible Subordinated Notes Due 2003 (hereinafter sometimes called the "Notes"), in an aggregate principal amount not to exceed $75,000,000 ($86,250,000 if the overallotment option is exercised in full) and, to provide the terms and conditions upon which the Notes are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture;

                  WHEREAS, the Notes, the certificate of authentication to be borne by the Notes, a form of assignment, a form of option to elect repurchase upon a Change in Control and a form of conversion notice to be borne by the Notes are to be substantially in the forms hereinafter provided for; and

                  WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute these presents a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issue hereunder of the Notes have in all respects been duly authorized.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  That in order to declare the terms and conditions upon which the Notes are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Notes by the Holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective Holders from time to time of the Notes (except as otherwise provided below), as follows:



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



                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.1.  DEFINITIONS.

                  The terms defined in this Section 1.1 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.1. All other terms used in this Indenture that are defined in the Trust Indenture Act or which are by reference therein defined in the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of the execution of this Indenture. The words "herein," "hereof," "hereunder," and words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other Subdivision. The terms defined in this Article include the plural as well as the singular.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agent" means any Registrar, Paying Agent or Conversion Agent or any successor thereto.

                  "Agent Member" means any member of, or participant in, the Depositary.

                  "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Note or beneficial interest therein, the rules and procedures of the Depositary for such Security, to the extent applicable to such transaction and as in effect from time to time.

                  "Board of Directors" means either the Board of Directors of the Company or any committee of such Board duly authorized to act for it hereunder.

                  "Business Day" means any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in the City of New York, Richmond, Virginia or

Charlotte, North Carolina are authorized or required by law or executive order to remain closed.

                  "Capitalized Lease Obligation" means indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with generally accepted accounting principles; the amount of such indebtedness shall be the capitalized amount of such obligations determined in accordance with such principles.

                  "Cash" or "cash" means such coin or currency of the United States as at any time of payment is legal tender for the payment of public and private debts.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

                  "Common Stock" means the common stock, par value $0.001 per share, of the Company.

                  "Company" means Kellstrom Industries, Inc. until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Chief Executive Officer, its President or a Vice President, and by its principal financial officer, Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                  "Corporate Trust Office" means the principal offices of the Trustee at which at any particular time its corporate trust business shall be administered, which offices as of the date of this Indenture are located at 901 East Cary Street, 2nd Floor, Richmond, Virginia 23261-3279 and 1525 West W.T. Harris Boulevard, Charlotte, North Carolina 28262.

                  "Custodian" means First Union National Bank, as custodian with respect to the Notes in global form, or any successor entity thereto.

                  "Default" means any event which is, or after notice or passage of time, or both, would be, an Event of Default.

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                  "Depositary" means, with respect to the Notes issued or
issuable in whole or in part in global form, the Person designated as Depositary by the Company pursuant to Section 2.8 with respect to such Notes (or any successor thereto).

                  "Designated Senior Indebtedness" means the Company's Indebtedness outstanding from time to time under its revolving credit facility with Barnett Bank, N.A., indebtedness incurred in connection with the Senior Subordinated Notes Purchase Agreement and the Senior Subordinated Notes issued thereunder and any particular Senior Indebtedness in which the instrument creating or evidencing the same or the assumption or guarantee thereof (or related agreements or documents to which the Company is a party) expressly provides that such Senior Indebtedness shall be "Designated Senior Indebtedness" for purposes of the Indenture (provided that such instrument, agreement or other document may place limitations and conditions on the right of such Senior Indebtedness to exercise the rights of Designated Senior Indebtedness).

                  "Event of Default" means any event specified in Section 7.1(a), (b), (c), (d), (e), (f) or (g).

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "Global Note" means a Note that has been registered in the Note Register in the name of a Depositary or a nominee thereof.

                  "Holder" or "Noteholder" means a Person in whose name a Note is registered on the Note Register.

                  "Indebtedness" means, with respect to any Person, and without duplication, (a) the principal of and premium, if any, and interest on, and fees, costs, enforcement expenses, collateral protection expenses and other reimbursement or indemnity obligations in respect to all indebtedness or obligations of the Company to any Person, including but not limited to banks and other lending institutions, for money borrowed that is evidenced by a note, bond, loan agreement, or similar instrument or agreement (including purchase money obligations with original maturities in excess of one year and noncontingent reimbursement obligations in respect of amounts paid under letters of credit), (b) all reimbursement obligations and other liabilities (contingent or otherwise) of such Person with respect to letters of credit, bank guarantees or bankers' acceptances, (c) all obligations and liabilities (contingent or otherwise) in respect of Capitalized Lease Obligations on the balance sheet of such Person, (d) all obligations of such Person (contingent or otherwise) with respect to an interest rate or other swap, cap or collar agreement or other similar instrument or agreement or foreign currency hedge, exchange, purchase or similar instrument or agreement, (e) all direct or indirect guaranties or similar agreements by such Person in respect of, and obligations or liabilities (contingent or otherwise) of such Person to purchase or otherwise acquire or otherwise assure a creditor against loss in respect of indebtedness, obligations or liabilities of another Person of the kind described in clauses
(a) through (d), (f) any indebtedness or other obligations, excluding any operating leases the Company is currently (or may become) a party to, described in clauses (a) through (d) secured by any mortgage, pledge, lien or other encumbrance existing on property which is owned or held by such Person, regardless of whether the indebtedness or other obligation secured thereby shall have been assumed by such Person and (g) any and all deferrals, renewals, extensions and refundings of, or amendments, modifications or supplements to, any indebtedness, obligation or liability of the kind described in clauses (a) through (f).

                  "Indenture" means this instrument as originally executed or, if supplemented or amended as herein provided, as so supplemented or amended.

                  "Officer" means the Chairman of the Board, the President, the Chief Financial Officer, the Controller, the Secretary, any Assistant Secretary or any Vice President of the Company.

                  "Officer's Certificate" means a certificate signed by two Officers, one of whom must be the Chairman of the Board, the President, the Chief Executive Officer, the Chief Financial Officer or a Vice President of the Company.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

                  "Person" means any individual, corporation, partnership, joint venture, trust, association, joint stock company, unincorporated organization or government or any agency or political subdivision thereof.

                  "Principal" or "principal" of a debt security, including the Notes, means the principal of the security plus, when appropriate, the premium, if any, on the security.

                  "Redemption Date," when used with respect to any Note to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price," when used with respect to any Note to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Representative" means the indenture trustee or other trustee, agent or representative of the holders of any Senior Indebtedness.

                  "SEC" or "Commission" means the Securities and Exchange Commission.



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                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Senior Indebtedness" means the principal of, premium, if any, interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in any such proceeding) and rent payable on or in connection with, and all fees, costs, expenses and other amounts accrued or due on or in connection with, Indebtedness (including but not limited to all Designated Senior Indebtedness) of the Company or any Subsidiary, other than trade debt and the Company's 5 3/4% Convertible Subordinated Notes Due 2002 (the "5 3/4% Notes"), whether outstanding on the date of this Indenture or thereafter created, incurred, assumed, guaranteed or in effect guaranteed by the Company or any Subsidiary (including all deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to, the foregoing), unless in the case of any particular Indebtedness the instrument creating or evidencing the same or the assumption or guarantee thereof expressly provides that such Indebtedness shall not be senior in right of payment to the Notes or expressly provides that such Indebtedness is "pari passu" with or "junior" to the Notes. Notwithstanding the foregoing, the term Senior Indebtedness shall not include any Indebtedness of the Company to any Subsidiary of the Company. It is intended that the Notes rank PARI PASSU with the 5 3/4% Notes

                  "Senior Subordinated Notes" means the 11 3/4% Senior Subordinated Notes due 2004 issued pursuant to the Senior Subordinated Notes Purchase Agreement.

                  "Senior Subordinated Notes Purchase Agreement" means the Securities Purchase Agreement, dated as of January 15, 1997, as amended, between the Company and The Equitable Life Assurance Society of the United States, pursuant to which the Company issued its Senior Subordinated Notes and Warrants to purchase Common Stock.

                  "Subsidiary" means with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such person or one or more Subsidiaries of such person (or a combination thereof) and (ii) any partnership (a) the sole general partner or managing general partner of which is such person or a Subsidiary of such person or (b) the only general partners of which are such person or one or more Subsidiaries of such Person (or any combination thereof).

                  "TIA" or "Trust Indenture Act" means the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77666), as amended by the Trust Indenture Reform Act of 1990, and as in effect on the date of this Indenture, except as provided in



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



Sections 11.3, 15.6 and 16.5, and except to the extent any amendment to the Trust Indenture Act expressly provides for application of the Trust Indenture Act as in effect on another date.

                  "Trading Day" or "trading day" means, with respect to any security, each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on the exchange or market in which such security is traded.

                  "Trustee" means the party named as such in this Indenture until a successor replaces it in accordance with the provisions of this Indenture, and thereafter means the successor.

                  "Trust Officer" means any officer of the Trustee with direct responsibility for the administration of this Indenture or who is otherwise exercising judgment with respect to this Indenture.

                  "U.S. Government Obligations" means direct noncallable obligations of, or noncallable obligations guaranteed by, the United States of America for the payment of which obligation or guarantee the full faith and credit of the United States is pledged.

                  "Vice President" when used with respect to the Company, means any duly appointed vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

SECTION 1.2.  OTHER DEFINITIONS.

                                      TERM
                               DEFINED IN SECTION


                  "Change in Control"                Section 16.4
                  "Closing Price"                    Section 15.5
                  "Conversion Agent"                 Section 2.5
                  "Conversion Price"                 Section 15.4
                  "Current Market Price"             Section 15.5
                  "Defaulted Interest"               Section 2.3
                  "Expiration Time"                  Section 15.5
                  "Note Register"                    Section 2.8
                  "Note Registrar"                   Section 2.8
                  "Paying Agent"                     Section 2.5
                  "Payment Blockage Notice"          Section 4.2
                  "Purchased Shares"                 Section 15.5
                  "Record Date"                      Section 15.5



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



                  "Registrar"                        Section 2.5
                  "Securities"                       Section 15.5
                  "Trigger Event"                    Section 15.5

SECTION 1.3. RULES OF CONSTRUCTION.

                  Unless the context otherwise requires: (1) a term has the meaning assigned to it; (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles in effect on the date hereof, and any other reference in this Indenture to "generally accepted accounting principles" refers to generally accepted accounting principles in effect on the date hereof; (3) words in the singular include the plural, and words in the plural in clude the singular; (4) provisions apply to successive events and transactions; and (5) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                                   ARTICLE II

                                    THE NOTES

SECTION 2.1. DESIGNATION, AMOUNT AND ISSUE OF NOTES.

                  The Notes shall be designated as "____% Convertible Subordinated Notes Due 2003." Notes not to exceed the aggregate principal amount of $75,000,000 (or $86,250,000 if the over-allotment option set forth in Section 2(c) of the Debt Underwriting Agreement, dated June 11, 1998, by and between the Company and the Underwriters (as defined in the Underwriting Agreement) is exercised in full) upon the execution of this Indenture, or (except pursuant to Sections 2.8, 2.9, 15.2 and 16.1 hereof) from time to time thereafter, may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes to or upon the written order of the Company, signed (manually or by facsimile) by its (a) President, Senior Vice President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "Vice President") and (b) Treasurer or Assistant Treasurer or its Secretary or Assistant Secretary, without any further action by the Company hereunder.

SECTION 2.2. FORM OF NOTES.

                  The Notes and the Trustee's certificate of authentication to be borne by such Notes shall be substantially in the form set forth in Exhibit A, which is incorporated in and part of this Indenture.

                  Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends and endorsements as the Officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed, or to conform to usage.

                  Any Note in global form shall represent such of the outstanding Notes as shall be specified therein and shall provide that it shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be increased or reduced to reflect transfers or exchanges permitted hereby. Any endorsement of a Note in global form to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in such manner and upon instructions given by the Holder of such Notes in accordance with this Indenture. Payment of principal of and interest and premium, if any, on any Note in global form shall be made to the Holder of such
Note in accordance with this Indenture.

                  The terms and provisions contained in the form of Note attached as Exhibit A hereto shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

                  Neither the Company nor the Trustee shall have any responsibility for any defect in the CUSIP number that appears on any Note, check, advice of payment or redemption notice, and any such document may contain a statement to the effect that CUSIP numbers have been assigned by an independent service for convenience of reference and that neither the Company nor the Trustee shall be liable for any inaccuracy in such numbers.

SECTION 2.3. DATE AND DENOMINATION OF NOTES; PAYMENTS OF INTEREST.

                  The Notes shall be issuable in registered form without coupons in denominations of $1,000 principal amount and any integral multiple thereof. Every Note shall be dated June 15, 1998 and shall bear interest from the applicable date in each case as specified on the face of the form of Note attached as Exhibit A hereto. Interest on the Notes shall be paid in arrears on each June 15 and December 15 commencing December 15, 1998. Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

                  The Person in whose name any Note is registered at the close of business on any record date with respect to any interest payment date (including any Note that is converted after the record date and on or before the interest payment date) shall receive the interest payable on such interest payment date notwithstanding the cancellation of such Note upon any transfer, exchange or conversion subsequent to the record date and on or prior to such interest payment date, provided, that in the case of any Note, or portion thereof, called for redemption on a Redemption Date or repurchased in connection with a Change in Control on a repurchase date that is after a record date and prior to (but excluding) the next succeeding interest payment date, interest shall not be paid to the Person in whose name the Note, or portion thereof, is registered on the close of business on such record date and the Company shall have no obligation to pay interest on such Note or such portion except to the extent required to be paid upon redemption or repurchase of such Note or portion thereof pursuant to Section 3.1 or 16.1 hereof. Notes converted after a record date and before the next succeeding interest payment date are required to be accompanied by funds equal to the amount of interest payable on such succeeding interest payment date on the principal amount of the Notes so converted, except as set forth in the penultimate paragraph of Section 15.2 hereof. Interest may, at the option of the Company, be paid by check mailed to the address of such Person on the Note Register provided that, with respect to any Holder of Notes with an aggregate principal amount equal to or in excess of $5,000,000 at the request of such Holder in writing to the Company at least five (5) days prior to the date set for payment of interest (who shall then furnish written notice to such effect to the Trustee), interest on such Holder's Notes shall be paid by wire transfer in immediately available funds in accordance with the wire transfer instructions supplied by such Holder to the Trustee and Paying Agent (if different from the Trustee). The term "Interest Payment Date" shall mean June 15 and December 15 of each year commencing on December 15, 1998. The term "record date" with respect to any interest payment date shall mean the June 1 or December 1 preceding said June 15 or December 15, respectively.

                  Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any said June 15 or December 15 (herein called "Defaulted Interest") shall be paid by the Company, at its election in each case, as provided in clause (1) or (2) below.

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names Notes are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest to be paid on each Note and the date of payment (which shall not be less than 25 days after the receipt by the Trustee of such notice, unless the Trustee shall consent to an earlier date), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than ten (10) days prior to the date of the proposed payment and not less than ten (10) days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first-class postage prepaid, to each Noteholder at his address as it appears in the Note Register, not less than ten (10) days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Notes were registered at the close of business on such special record date and shall no longer be payable pursuant to the following clause (2).

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Notes may be listed or designated for listing, and upon such notice as may be required by such exchange or automated quotation system, if, after written notice is given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

SECTION 2.4. EXECUTION OF NOTES.

                  The Notes shall be signed in the name and on behalf of the Company by the manual or facsimile signature of its President, any Senior Vice President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "Vice President") and attested by the manual or facsimile signature of its Secretary or any of its Assistant Secretaries (which may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise). Only such Notes as shall bear thereon a certificate of authentication substantially in the form set forth on the form of Note attached as Exhibit A hereto, manually executed by the Trustee (or an authenticating agent appointed by the Trustee as provided by Section 17.11), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such an authenticating agent) upon any Note executed by the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

                  In case any Officer who shall have signed any of the Notes shall cease to be such Officer before the Notes so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Notes nevertheless may be authenticated and delivered or disposed of as though the Person who signed such Notes had not ceased to be such Officer and any Note may be signed on behalf of the Company by such Persons as, at the actual date of the execution of such Note, shall be the proper Officers, although at the date of the execution of this Indenture any such Person was not such an Officer.

SECTION 2.5. REGISTRAR, PAYING AGENT AND CONVERSION AGENT.

                  The Company shall maintain an office or agency where Notes may be presented for registration of transfer or for exchange (the "Registrar"), an office or agency where Notes may be presented for payment (the "Paying Agent"), an office or agency where Notes may be presented for conversion (the "Conversion Agent") and an office or agency where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Registrar shall keep a register of the Notes and of their transfer and exchange.

                  The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. Such agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If the Company fails to maintain a Registrar, Paying Agent, Conversion Agent or agent for service of notices and demands, or fails to give the foregoing notice, the Trustee shall act as such.

                  The Company initially appoints the Trustee as Registrar, Paying Agent, Conversion Agent and agent for service of notices and demands in connection with the Notes.

SECTION 2.6. PAYING AGENT TO HOLD MONEY IN TRUST.

                  On or prior to each due date of the principal of or interest on the Notes, the Company shall deposit with the Paying Agent a sum sufficient to pay such principal or interest so becoming due. Subject to Sections 4.1, 4.2 and 4.3, the Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Notes, and shall notify the Trustee of any default by the Company (or any other obligor on the Notes) in making any such payment. If the Company or an Affiliate of the Company acts as Paying Agent, it shall, on or before each due date of the principal of or interest on any Notes, segregate the money and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and the Trustee may at any time during the continuance of any default, upon written request to a Paying Agent, require such Paying Agent to forthwith pay to the Trustee all sums so held in trust by such Paying Agent. Upon doing so, the Paying Agent (other than the Company) shall have no further liability for the money.

SECTION 2.7. NOTEHOLDER LISTS.

                  The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee on or before each interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders, and the Company shall otherwise comply with TIA Section 312(a).

SECTION 2.8. EXCHANGE AND REGISTRATION OF TRANSFER OF NOTES;
             RESTRICTIONS ON TRANSFER; DEPOSITARY.

                  (a) The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section
         5.3 being herein sometimes collectively referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. The Note Register shall be in written form or in any form capable of being converted into written form within a reasonably prompt period of time. The Trustee is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. The Company may appoint one or more co-Registrars in accordance with Section 5.3.

                  Upon surrender for registration of transfer of any Note to the Note Registrar or any co-Registrar, and satisfaction of the requirements for such transfer set forth in this Section 2.8, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

                  Notes may be exchanged for other Notes of any authorized denominations and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at any such office or agency maintained by the Company pursuant to Section 5.3. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Noteholder making the exchange is entitled to receive bearing registration numbers not contemporaneously outstanding.

                  All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

                  All Notes presented or surrendered for registration of transfer or for exchange, redemption, repurchase or conversion shall (if so required by the Company or the Note Registrar) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee, and the Notes shall be duly executed by the Noteholder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

                  Neither the Company nor the Trustee nor any Note Registrar nor any co-registrar shall be required to exchange or register a transfer of (a) any Notes for a period of 15 days next preceding any selection of Notes to be redeemed or (b) any Notes or portions thereof called for redemption pursuant to Article III or (c) any Notes or portions thereof surrendered for conversion pursuant to Article XV.

                  (b) Each Global Note authenticated under this Indenture shall be registered in the name of Cede & Co., as nominee for The Depository Trust Company, New York, New York, as Depositary and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Note shall constitute a single Note for all purposes of this Indenture.

                  Notwithstanding any other provision in this Indenture, no Global Note may be exchanged in whole or in part for Notes registered, and no transfer of a Global Note in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Note or a nominee thereof unless (i) such Depositary (A) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Note or (B) has ceased to be a clearing agency registered as such under the Exchange Act, and in either case the Company thereupon fails to appoint a successor Depositary, (ii) there shall have occurred and be continuing an Event of Default with respect to such Global Note or (iii) the Company executes and delivers to the Trustee a Company Order stating that all Global Notes shall be exchanged in whole for Notes that are not Global Notes (in which case such exchange shall be effected by the Trustee).

                  If any Global Note is to be exchanged for other Notes or canceled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Note Registrar, for exchange or cancellation as provided in this Article Two. If any Global
         Note is to be exchanged for other Notes or canceled in part, or if another Note is to be exchanged in whole or in part for a beneficial interest in any Global Note, in each case, as provided in Section 2.8(a), then either (i) such Global Note shall be so surrendered for exchange or cancellation as provided in this Article Two or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the principal amount of such other Note to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Note Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Note, the Trustee shall, subject to Section 2.8(a) and as otherwise provided in this Article Two, authenticate and make available for delivery any Notes issuable in exchange for such Global Note (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Company shall promptly make available to the Trustee a reasonable supply of Notes that are not in the form of Global Notes. The Trustee shall be entitled to conclusively rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Article Two if such order, direction or request is given or made in accordance with the Applicable Procedures.

                  Every Note authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Note or any portion thereof, whether pursuant to this Article Two or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Note, unless such Note is registered in the name of a Person other than the Depositary for such Global Note or a nominee thereof.

                  The Depositary or its nominee, as registered owner of a Global Note, shall be the Holder of such Global Note for all purposes under the Indenture and the Notes, and owners of beneficial interests in a Global Note shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Note will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members and such owners of beneficial interests in a Global Note will not be considered the owners or holders of such Global Note for any purpose of this Indenture or the Notes.

                  (c) Notwithstanding any other provisions of this Indenture (other than the provisions set forth in Section 2.8(b)), a Global Note may not be transferred as a whole or in part except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

                  The Depositary shall be a clearing agency registered under the Exchange Act. The Company initially appoints The Depository Trust Company to act as Depositary with respect to the Global Notes. The Global Note shall be issued to the Depositary, registered in the name of Cede & Co., as the nominee of the Depositary, and deposited with the Custodian for Cede & Co.

                  The Trustee is hereby authorized and requested to execute and deliver a Letter of Representation to the Depositary and, in connection with any successor nominee for the Depositary or any successor Depositary, enter into comparable arrangements, and shall have the same rights with respect to its actions thereunder as it has with respect to its action under this Indenture.

                  If at any time the Depositary for the Global Note notifies the Company that it is unwilling or unable to continue as Depositary for the Note, the Company may appoint a successor Depositary with respect to such Note. If a successor Depositary is not appointed by the Company within 90 days after the Company receives such notice, the Company will execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of Notes, will authenticate and deliver, Notes in certificated form, in an aggregate principal amount equal to the principal amount of the Global Note, in exchange for the Global Note.

                  If a Note in certificated form is issued in exchange for any portion of a Global Note after the close of business at the office or agency where such exchange occurs on any record date and before the opening of business at such office or agency on the next succeeding interest payment date, interest will not be payable on such interest payment date in respect of such Note, but will be payable on such interest payment date only to the Person to whom interest in respect of such portion of such Global Note is payable in accordance with the provisions of this Indenture.

                  Notes in certificated form issued in exchange for all or a part of a Global Note pursuant to this Section 2.8 shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instruction from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. Upon execution and authentication, the Trustee shall deliver such Notes in certificated form to the Persons in whose names such Notes in certificated form are so registered.

                  At such time as all interests in a Global Note have been redeemed, repurchased, converted, canceled, exchanged for Notes in certificated form, or transferred to a transferee who receives Notes in certificated form, such Global Note shall, upon receipt thereof, be canceled by the Trustee in accordance with standing procedures and instructions existing between the Depositary and the Custodian. At any time prior to such cancellation, if any interest in a Global Note is exchanged for Notes in certificated form, redeemed, converted, repurchased or canceled, or transferred to a transferee who receives Notes in certificated form therefor or any Note in certificated form is exchanged or transferred for part of a Global Note, the principal amount of such Global Note shall, in accordance with the standing procedures and instructions existing between the Depositary and the Custodian, be appropriately reduced or increased, as the case may be, and an endorsement shall be made on such Global Note, by the Trustee or the Custodian, at the direction of the Trustee, to reflect such reduction or increase.

SECTION 2.9. MUTILATED, DESTROYED, LOST OR STOLEN NOTES.

                  In case any Note shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute and the Trustee or an authenticating agent appointed by the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of Notes, shall authenticate and deliver, a new Note, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. In every case the applicant for a substituted Note shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

                  The Trustee or such authenticating agent may authenticate any such substituted Note and deliver the same upon the receipt of such security or indemnity as the Trustee, the Company and, if applicable, such authenticating agent may require. Upon the issuance of any substituted Note, the Company or the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Note which has matured or is about to mature or has been called for redemption or is about to be converted into Common Stock shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Note, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Note), as the case may be, if the applicant for such payment or conversion shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in case of destruction, loss or theft, evidence satisfactory to the Company, the Trustee and, if applicable, any Paying Agent or Conversion Agent of the destruction, loss or theft of such Note and of the ownership thereof.

                  Every substitute Note issued pursuant to the provisions of this Section 2.9 by virtue of the fact that any Note is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionally with any and all other Notes duly issued hereunder. To the extent permitted by law, all Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment or conversion of mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment or conversion of negotiable instruments or other securities without their surrender.

SECTION 2.10. TREASURY NOTES.

                  In determining whether the Holders of the required principal amount of Notes have concurred in any notice, direction, waiver or consent, Notes owned by the Company or any other obligor on the Notes or by any Affiliate of the Company or of such other obligor on the Notes shall be disregarded, except that, for purposes of determining whether the Trustee shall be protected in relying on any such notice, direction, waiver or consent, only Notes which the Trustee knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith shall not be disregarded if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to the Notes and that the pledgee is not the Company or any other obligor on the Notes or any Affiliate of the Company or of such other obligor.

SECTION 2.11. TEMPORARY NOTES.

                  Until definitive Notes are ready for delivery, the Company may prepare and execute, and, upon the order of the Company, the Trustee shall authenticate and deliver temporary Notes. Temporary Notes shall be substantially in the form of definitive Notes but may have variation that the Company with the consent of the Trustee considers appropriate for temporary Notes. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate and deliver definitive Notes in exchange for temporary Notes.

SECTION 2.12. CANCELLATION.

                  All Notes surrendered for the purpose of payment, redemption, repurchase, conversion, exchange or registration of transfer, shall, if surrendered to the Company or any paying agent or any Note registrar or any conversion agent, be surrendered to the Trustee and promptly canceled by it, or, if surrendered to the Trustee, shall be promptly canceled by it, and no Notes shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture provided that any Note or portion thereof surrendered for repurchase shall only be canceled at such time as such Note or portion thereof has been repurchased pursuant to Article XVI hereof. The Trustee shall destroy canceled Notes (unless the Company directs it to do otherwise) and, after such destruction, shall, if requested by the Company, deliver a certificate of such destruction to the Company. If the Company shall acquire any of the Notes, such acquisitions shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes unless and until the same are delivered to the Trustee for cancellation.

SECTION 2.13. DEPOSIT OF FUNDS.

                  Prior to 10:00 a.m. New York City time on each Interest Payment Date and the maturity date, the Company shall deposit with the Paying Agent immediately available funds sufficient to make cash payments, if any, due on such Interest Payment Date or maturity date, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Holders on such Interest Payment Date or maturity date, as the case may be.

                                   ARTICLE III
                               REDEMPTION OF NOTES

SECTION 3.1. RIGHT TO REDEEM; NOTICE TO TRUSTEE.

                  The Notes may not be redeemed otherwise than at the option of the Holder as provided in Section 16.1 or at the election of the Company, as a whole or from time to time in part, at any time after June 15, 2001, at the Redemption Prices specified in paragraph nine of the form of Note (reverse side) attached hereto as Exhibit A, together with accrued interest up to but not including the Redemption Date, provided, however, that prior to the payment in full of the principal of, premium, if any, and interest and all other amounts payable in respect of the Senior Subordinated Notes, the Company shall have no right to elect to redeem the Notes pursuant to this Section 3.1 (and shall have no right to make any payment on the Notes in respect thereof) unless the Company can incur one dollar of additional Debt (as such term is defined in the Senior Subordinated Notes Purchase Agreement) pursuant to Section 11.1(i) of the Senior Subordinated Notes

Purchase Agreement at the time of and after giving effect to such redemption and the payment of the Notes in respect thereof.

                  If the Company elects to redeem Notes pursuant to this Section
3.1 and paragraph eight of the Notes, it shall notify the Trustee in writing at least 45 days prior to the Redemption Date as fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee) of the Redemption Date and the principal amount of Notes to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Notes to be redeemed pursuant to Section 3.2. If fewer than all of the Notes are to be redeemed, the record date relating to such redemption shall be selected by the Company and given to the Trustee, which record date shall not be less than ten days after the date of notice to the Trustee.

SECTION 3.2. SELECTION OF NOTES TO BE REDEEMED.

                  If less than all of the Notes are to be redeemed, the Trustee shall, not more than 60 days prior to the Redemption Date, select the Notes to be redeemed by lot or by a method the Trustee considers fair and appropriate; provided, however, that such method is not prohibited by any stock exchange or automated quotations system on which the Notes are then listed or traded. The Trustee shall make the selection from the Notes outstanding and not previously called for redemption. The Trustee shall select for redemption portions of the principal of Notes that have denominations larger than $1,000. Provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

SECTION 3.3. NOTICE OF REDEMPTION.

                  At least 15 days but not more than 60 days before a Redemption Date, the Company shall mail or cause to be mailed a notice of redemption by first-class mail to the Trustee and to each Holder of Notes to be redeemed at such Holder's address as it appears on the Note Register.

                  The notice shall identify the Notes to be redeemed and shall state:

                  (1) the Redemption Date;

                  (2) the Redemption Price;

                  (3) the then current Conversion Price;

                  (4) the name and address of the Paying Agent and the Conversion Agent;

                  (5) that Notes called for redemption must be presented and surrendered to the Paying Agent to collect the Redemption Price;

                  (6) that the Notes called for redemption may be converted at any time before the close of business on the fifth Business Day immediately preceding the Redemption Date;

                  (7) that Holders who wish to convert Notes must satisfy the requirements in paragraph 11 of the Notes;

                  (8) that, unless the Company defaults in making the redemption payment, the only remaining right of the Holder shall be to receive payment of the Redemption Price upon presentation and surrender to the Paying Agent of the Notes;

                  (9) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the Redemption Date, upon presentation and surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion thereof will be issued; and

                  (10) that interest on Notes called for redemption ceases to accrue on and after the Redemption Date.

                  At the Company's written request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense.

SECTION 3.4. EFFECT OF NOTICE OF REDEMPTION.

                  Once notice of redemption is mailed, Notes called for redemption become due and payable on the Redemption Date and at the Redemption Price stated in the notice, except for Notes that are converted in accordance with the provisions of Section 15.1. Upon presentation and surrender to the Paying Agent, Notes called for redemption shall be paid at the Redemption Price, plus accrued interest up to but not including the Redemption Date.

SECTION 3.5. DEPOSIT OF REDEMPTION PRICE.

                  On or before 10:00 a.m. New York City time on any Redemption Date, the Company shall deposit with the Paying Agent money sufficient to pay the Redemption Price of and accrued interest on all Notes to be redeemed on that date, other than Notes or portions thereof called for redemption on that date which have been delivered by the Company to the Trustee for cancellation or have been converted. The Paying Agent shall promptly return to the Company any money not required for that purpose because of the conversion of Notes pursuant to Article XV or otherwise. If such money is instead held by the Company or an Affiliate of the Company in trust and is not required for such purpose, it shall be discharged from the trust.

SECTION 3.6. NOTES REDEEMED IN PART.

                  Upon presentation and surrender of a Note that is redeemed in part, the Company shall execute and the Trustee shall authenticate for and deliver to the Holder a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

                  Notwithstanding the foregoing, the Trustee shall not pay the Redemption Price of any Notes or mail any notice of redemption during the continuance of a default in payment of interest on the Notes or of any Event of Default of which a Trust Officer has knowledge. If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate borne by the Note and such Note shall remain convertible into Common Stock until the principal and premium, if any, shall have been paid or duly provided for.

SECTION 3.7. CONVERSION ARRANGEMENT ON CALL FOR REDEMPTION.

                  In connection with any redemption of Notes, the Company may arrange for the purchase and conversion of any Notes by an agreement with one or more investment bankers or other purchasers to purchase such Notes by paying to the Trustee in trust for the Holders, on or before the date fixed for redemption, an amount not less than the applicable Redemption Price, together with interest accrued to (but excluding) that date fixed for redemption, of such Notes. Notwithstanding anything to the contrary contained in this Article III, the obligation of the Company to pay the Redemption Price of such Notes, together with interest accrued to (but excluding) the date fixed for redemption, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into (a copy of which shall be filed with the Trustee prior to the date fixed for redemption), any Notes not duly surrendered for conversion by the Holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and surrendered by such purchasers for conversions, all as of immediately prior to the close of business on the date fixed for redemption (and the right to convert any such Notes shall be extended through such time), subject to payment of the above amount as aforesaid. At the written direction of the Company, the Trustee shall hold and dispose of any such amount paid to it in the same manner as it would monies deposited with it by the Company for the redemption of Notes. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Notes shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Notes between the Company and such purchasers to which the Trustee has not consented in writing, including the costs and expenses, including reasonable legal fees, incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

                                   ARTICLE IV

                             SUBORDINATION OF NOTES

SECTION 4.1. NOTES SUBORDINATED TO SENIOR INDEBTEDNESS.

                  The Company covenants and agrees, and each Holder of Notes issued hereunder by his or her acceptance thereof likewise covenants and agrees, that all Notes shall be issued subject to the provisions of this Article IV; and each Person holding any Note, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

                  The payment of the principal of, and interest on all Notes issued hereunder (including, without limitation, in connection with any redemption of Notes) shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter created, incurred, assumed or guaranteed.

SECTION 4.2. PAYMENTS TO HOLDERS.

                  No payment shall be made with respect to the principal of, or premium, if any, or interest on the Notes (including, but not limited to, the Redemption Price with respect to the Notes to be called for redemption in accordance with Section 3.2 or submitted for repurchase in accordance with
Section 16.2, as the case, may be, as provided in the Indenture), if:

                  (a) a default in the payment of principal, premium, interest, rent or other obligations due on any Senior Indebtedness occurs and is continuing (or, in the case of Senior Indebtedness for which there is a period of grace, in the event of such a default that continues beyond the period of grace, if any, specified in the instrument or lease evidencing such Senior Indebtedness), unless and until such default shall have been cured or waived or shall have ceased to exist, or

                  (b) a default, other than a payment default, on any Designated Senior Indebtedness occurs and is continuing that then permits any holders of such

         Designated Senior Indebtedness to accelerate its maturity and the Trustee receives a written notice of the default (a "Payment Blockage Notice") from a Representative or the Company.

                  If the Trustee receives any Payment Blockage Notice pursuant to clause (b) above, no subsequent Payment Blockage Notice shall be effective for purposes of this Section unless and until (A) at least 365 days shall have elapsed since the initial effectiveness of the immediately prior Payment Blockage Notice, and (B) all scheduled payments of principal, premium, if any, and interest on the Notes that have come due have been paid in full in cash. No nonpayment default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice.

                  The Company, after providing written notice to the Trustee, shall resume payments on and distributions in respect of the Notes upon the earlier of: (a) the date upon which the default is cured or waived or ceases to exist, or (b) in the case of a default referred to in clause (b) above, 179 days pass after notice is received if the maturity of such Designated Senior Indebtedness has not been accelerated; unless this Article IV otherwise prohibits the payment or distribution at the time of such payment or distribution.

                  Upon any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness shall first be paid in full in cash or other payment in form and substance satisfactory to the holders of such Senior Indebtedness, or payment thereof in accordance with its terms provided for in cash or other payment in form and substance satisfactory to the holders of such Senior Indebtedness, before any payment is made on account of the principal of, premium, if any, or interest on the Notes (except payments made pursuant to Article XIII from monies deposited with the Trustee pursuant thereto prior to commencement of proceedings for such dissolution, winding up, liquidation or reorganization) and upon any such dissolution or winding up or liquidation or reorganization of the Company or bankruptcy, insolvency, receivership or other proceeding, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the holders of the Notes or the Trustee would be entitled, except for the provision of this Article IV, shall (except as aforesaid) be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the holders of the Notes or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, or as otherwise required by law or a court order) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness in full, in cash or other payment in form and substance satisfactory to the holders of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution or provision therefor is made to the holders of the Notes or to the Trustee.

                  For purposes of this Article IV, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article IV with respect to the Notes to the payment of all Senior Indebtedness which may at the time be outstanding provided that (i) the Senior Indebtedness is assumed by the new corporation, if any, resulting from any reorganization or readjustment, and (ii) the rights of the holders of Senior Indebtedness (other than leases which are not assumed by the Company or the new corporation, as the case may be) are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article XII shall not be deemed a dissolution, winding up, liquidation or reorganization for the purposes of this Section 4.2 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article XII.

                  In the event of the acceleration of the Notes because of an Event of Default, no payment or distribution shall be made to the Trustee or any holder of Notes in respect of the principal of, premium, if any, or interest on the Notes (including, but not limited to, the Redemption Price with respect to the Notes, called for redemption in accordance with Section 3.2 or submitted for repurchase in accordance with Section 16.2, as the case may be, as provided in the Indenture), except payments and distributions made by the Trustee as permitted by the first or second paragraph of Section 4.5, until all Senior Indebtedness has been paid in full in cash or other payment in form and substance satisfactory to the holders of Senior Indebtedness or such acceleration is rescinded in accordance with the terms of this Indenture. If payment of the Notes is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Indebtedness of the acceleration.

                  In the event that, notwithstanding the foregoing provisions, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (including, without limitation, by way of setoff or otherwise), prohibited by the foregoing, shall be received by the Trustee or the Holders before all

Senior Indebtedness is paid in full in cash or other payment in form and substance satisfactory to the holders of such Senior Indebtedness, or provision is made for such payment thereof in accordance with its terms in cash or other payment in form and substance satisfactory to the holders of such Senior Indebtedness, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in cash or other payment in form and substance satisfactory to the holders of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

                  Nothing in this Section 4.2 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 8.6. This Section 4.2 shall be subject to the right to rescind and annul acceleration of the notice pursuant to Section 7.1.

SECTION 4.3. NOTES TO BE SUBROGATED TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS.

                  Subject to the prior payment in full of all Senior Indebtedness then due, the Holders shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until the principal of and interest on the Notes shall be paid in full, and, for purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of assets, whether in cash, property or securities, distributable to the holders of Senior Indebtedness under the provisions hereof to which the Holders would be entitled except for the provisions of this Article IV, and no payment pursuant to the provisions of this Article IV to the holders of Senior Indebtedness by the Holders shall, as among the Company, its creditors other than the holders of Senior Indebtedness, and the Holders, be deemed to be a payment by the Company to or on account of the Notes, it being understood that the provisions of this
Article IV are, and are intended, solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of Senior Indebtedness, on the other hand.

SECTION 4.4. OBLIGATIONS OF THE COMPANY UNCONDITIONAL.

                  Nothing contained in this Article IV or elsewhere in this Indenture or in any Note is intended to or shall impair, as among the Company, its creditors other than the holders of Senior Indebtedness, and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of and interest on the Notes, as the same shall become due and payable in accordance with the terms of the Notes, or to affect the relative rights of the Holders and other creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon the happening of an Event of Default under this Indenture, subject to the provisions of Article VIII and this Article IV.

SECTION 4.5. NOTICE TO TRUSTEE.

                  The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Notes. Notwithstanding the provisions of this Article IV or any other provision of this Indenture, the Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee, unless and until a Trust Officer of the Trustee shall have received written notice thereof from the Company or from the holder or holders of Senior Indebtedness or from their Representative or Representatives; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Sections 8.1 and 8.2, shall be entitled to assume conclusively that such facts do not exist.

                  The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or herself to be a holder of Senior Indebtedness (or a Representative of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a Representative of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article IV, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent of which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of each Person under this Article IV, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of Person to receive such payment.

SECTION 4.6. APPLICATION BY TRUSTEE OF MONIES DEPOSITED WITH IT.

                  Money or U.S. Government Obligations deposited with the Trustee or any Paying Agent (whether or not in trust) for the payment of the principal of or interest on any Notes shall be subject to the provisions of Sections 4.1, 4.2, 4.3 and 4.4; except that, if two (2) Business Days prior to the date on which by the terms of this Indenture any such monies or U.S. Government Obligations may become payable for any purpose (including, without limitation, the payment of either the principal of or interest on any Note) the Trustee shall not have received with respect to such monies or U.S. Government Obligations the notice provided for in Section 4.5, then the Trustee or any Paying Agent shall have full power and authority to receive such monies and to apply such monies to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date. This
Section 4.6 shall be construed solely for the benefit of the Trustee and the Paying Agent and shall not otherwise affect the rights that holders of Senior Indebtedness may have to recover any such payments from the Holders in accordance with the provisions of this Article IV.

SECTION 4.7 REINSTATEMENT.

                  If, at any time, all or part of any payment with respect to Senior Indebtedness theretofore made by the Company is rescinded for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Company), the subordination provisions set forth in this
Article IV shall continue to be effective or be reinstated, as the case may be, all as though such payment had not been made.

SECTION 4.8.  RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS.

                  Each Holder agrees and consents that without notice to or assent by Holders, and without affecting the liabilities and obligations of the Company and the rights and benefits of the holders of Senior Indebtedness set forth in this Article IV:

                  (a) the obligations and liabilities of the Company with respect to the Senior Indebtedness may, from time to time, be increased, renewed, refinanced, extended, modified, amended, restated, compromised, supplemented, terminated, waived or released;

                   (b) the holders of Senior Indebtedness, and any Representative or Representatives acting on behalf thereof, may exercise or refrain from exercising any right, remedy or power granted by or in connection with any agreements relating to the Senior Indebtedness; and

                  (c) any balance or balances of funds with any holder of Senior Indebtedness at any time outstanding to the credit of the Company may, from time to time, in whole or in part, be surrendered or released, all as the holders of any Senior Indebtedness, or any Representative or Representatives acting on behalf thereof, may deem advisable, and all without impairing, abridging, diminishing, releasing or affecting the subordination of the Notes to Senior Indebtedness.

SECTION 4.9 NO MODIFICATION, ETC.

                  The provisions of this Article IV are for the benefit of the holders of Senior Indebtedness, and, so long as any Senior Indebtedness remains outstanding, may not be modified, rescinded or canceled in whole or in part without the prior written consent thereto of all holders of Senior Indebtedness.

SECTION 4.10.  SPECIFIC PERFORMANCE.

                  The Company and the Holders hereby expressly agree that the holders of Senior Indebtedness may enforce any and all rights derived herein by suit, either in equity or at law, for specific performance of any agreement contained in this Article IV or for judgment at law and any other relief whatsoever appropriate to such action or procedure.

SECTION 4.11. SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF COMPANY OR HOLDERS OF SENIOR INDEBTEDNESS.

                  No right of any present or future holders of any Senior Indebtedness to enforce subordination, as herein provided, shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of any Senior Indebtedness may extend, renew, modify or amend the terms of such Senior Indebtedness or any security therefor and release, sell or exchange such security and otherwise deal freely with the Company, all without affecting the liabilities and obligations of the parties to this Indenture or the Holders. No provision in any supplement to, modification of or replacement of this Indenture which affects the rights or obligations of the holders of the Senior Indebtedness shall be effective against the holders of the Senior Indebtedness unless the holders of such Senior Indebtedness (required pursuant to the terms of such Senior Indebtedness to give such consent) have consented thereto.

SECTION 4.12. TRUSTEE TO EFFECTUATE SUBORDINATION.

                  Each Holder of a Note by his or her acceptance thereof authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this
Article IV and appoints the Trustee his or her attorney-in-fact for any and all such purposes.

SECTION 4.13 PROOFS OF CLAIM.

                  So long as any Senior Indebtedness is outstanding, if any Event of Default under Section 7.1(f) or (g) occurs, and if any Holder of Notes fails to file any claim or proof of claim necessary to enforce the obligations of the Company in respect of such Notes at least ten days before the time to file such claim or proof of claim has expired, any holder of Senior Indebtedness may (but shall have no obligation to) file any such claim or proof of claim, and each Holder of Notes hereby acknowledges that any holder of Senior Indebtedness may so file any such claims and proofs of claim.

SECTION 4.14. RIGHT OF TRUSTEE TO HOLD SENIOR INDEBTEDNESS.

                  The Trustee, in its individual capacity, shall be entitled to all of the rights set forth in this Article IV in respect of any Senior Indebtedness at any time held by it to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder. Nothing in this Article IV shall apply to claims of, or payments to, the Trustee under or pursuant to
Section 8.6.

SECTION 4.15. ARTICLE IV NOT TO PREVENT EVENTS OF DEFAULT.

                  The failure to make a payment on account of the principal of or interest on the Notes by reason of any provision in this Article IV shall not be construed as preventing the occurrence of an Event of Default under Section 7.1.

SECTION 4.16. NO FIDUCIARY DUTY CREATED TO HOLDERS OF SENIOR INDEBTEDNESS.

                  Notwithstanding any other provision in this Article IV, the Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness by virtue of the provisions of this Article IV and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Notes or to the Company or to any other Person cash, property or securities to which holders of Senior Indebtedness shall be entitled by virtue of this Article IV or otherwise. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article IV, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Article IV against the Trustee.

SECTION 4.17. ARTICLE APPLICABLE TO PAYING AGENT.

                  In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article IV shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article IV in addition to or in place of the Trustee. Notwithstanding the foregoing, neither the Company nor any Affiliate shall be eligible to (i) serve as Paying Agent or (ii) assume responsibilities similar to those typically performed by a paying agent.

                                    ARTICLE V

                                    COVENANTS

SECTION 5.1. PAYMENT OF NOTES.

                  The Company shall promptly make all payments in respect of the Notes on the dates and in the manner provided in the Notes and this Indenture. An installment of principal or interest shall be considered paid on the date it is due if the Trustee or Paying Agent (other than the Company or an Affiliate of the Company) holds on that date money deposited by the Company or an Affiliate thereof and sufficient to pay the installment. The Company shall pay interest on overdue principal at the rate borne by the Notes per annum; it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

SECTION 5.2. SEC REPORTS.

                  The Company shall file all reports and other information and documents which it is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, and within 15 days after it files them with the SEC, the Company shall file copies of all such reports, information and other documents with the Trustee. The Company will cause any annual reports which it mails to its stockholders to be mailed to the Holders.

SECTION 5.3. MAINTENANCE OF OFFICE OR AGENCY.

                  The Company will maintain in Richmond, Virginia, an office or agency (which may be the Corporate Trust Office) where the Notes may be surrendered for registration of transfer or exchange or for presentation for payment or for conversion or redemption and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not designated or appointed by the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office or the office or agency of the Trustee in Charlotte, North Carolina.

                  The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations provided that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in Richmond, Virginia, for such purposes. The Company will give prompt written notice to the holders of any such designation or rescission and of any change in the location of any such other office or agency.

                  The Company hereby initially designates each of the Corporate Trust Office of the Trustee and the office or agency of the Trustee in Charlotte, North Carolina, as one such office or agency of the Company for each of the aforesaid purposes.

SECTION 5.4. STAY, EXTENSION AND USURY LAWS.

                  The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of, or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

SECTION 5.5. LIQUIDATION.

                  Subject to the provisions of Article IV, so far as they may be applicable hereto, the Board of Directors or the stockholders of the Company may not adopt a plan of liquidation, which plan provides for, contemplates or the effectuation of which is preceded by (a) the sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company otherwise than substantially as an entirety (any such sale, lease, conveyance or other disposition substantially as an entirety being governed by Article VII) and (b) the distribution of all or substantially all of the proceeds of such sale, lease, conveyance or other disposition and of the remaining assets of the Company to the holders of the capital stock of the Company, unless the Company shall in connection with the adoption of such plan make provision for, or agree that prior to making any liquidating distributions it will make provision for, the satisfaction of the Company's obligations hereunder and under the Notes as to the payment of the principal and interest thereof. The Company shall be deemed to make provision for such payments only if (1) the Company irrevocably deposits in trust with the Trustee money or U.S. Government Obligations maturing as to principal and interest in such amounts and at such times as are sufficient, without consideration of any reinvestment of such interest, to pay the principal of and interest on the Notes then outstanding to maturity and to pay all other sums payable by it hereunder or (2) there is an express assumption of the due and punctual payment of the Company's obligations hereunder and under the Notes and the performance and observance of all covenants and conditions to be performed by the

Company hereunder, by the execution and delivery of a supplemental indenture in form satisfactory to the Trustee by a Person who acquires, or will acquire (otherwise than pursuant to a lease), all or substantially all of the assets of the Company, and which Person will have assets (immediately after the acquisition) and aggregate earnings (for such Person's four full fiscal quarters immediately preceding such acquisition) at least equal to the assets of the Company (immediately preceding such acquisition) and the aggregate earnings of the Company (for its four (4) full fiscal quarters immediately preceding the acquisition), respectively, and which is a corporation organized under the laws of the United States, any State thereof or the District of Columbia; provided, however, that the Company shall not make any liquidating distribution until after the Company (x) has certified to the Trustee with an Officers' Certificate at least five (5) days prior to the making of any liquidating distribution that it has complied with the provisions of this Section 5.5 and (y) delivered to the Trustee an Opinion of Counsel that all conditions precedent to such liquidation have been complied with.

SECTION 5.6. COMPLIANCE CERTIFICATES.

                  The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year of the Company, an Officers' Certificate as to the signer's knowledge of the Company's compliance with all conditions and covenants on its part contained in this Indenture and stating whether or not the signer knows of any default or Event of Default. If such signer knows of such a default or Event of Default, the Officers' Certificate shall describe the default or Event of Default and the efforts to remedy the same. The Officers' Certificate need not comply with Section 17.5 hereof.

SECTION 5.7. NOTICE OF DEFAULTS.

                  In the event (a) that Indebtedness of the Company in an aggregate amount in excess of $10,000,000 is declared due and payable before its maturity because of the occurrence of any default under such Indebtedness, or
(b) of the occurrence of any event which, with the giving of notice or the passage of time, or both, would entitle the holder or holders of such Indebtedness to declare such Indebtedness due and payable before its maturity, the Company will promptly give written notice to the Trustee of such declaration.

SECTION 5.8. PAYMENT OF TAXES AND OTHER CLAIMS.

                  The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all material taxes, assessments and governmental charges levied or imposed upon the Company, directly or by reason of its ownership of any Subsidiary or upon the income, profits or property of the Company and (b) all material lawful claims for labor, materials and supplies, which, if unpaid, might by law become a lien upon the property of the Company; provided, however, that the

Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which adequate provision has been made.

SECTION 5.9. CORPORATE EXISTENCE.

                  Subject to Article XII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and rights (charter and statutory); provided, however, that the Company shall not be required to preserve any right if the Board of Directors shall determine in good faith that the preservation is no longer desirable in the conduct of the Company's business and that the loss thereof is not, and will not be, adverse in any material respect to the Holders.

SECTION 5.10. MAINTENANCE OF PROPERTIES.

                  Subject to Section 5.5, the Company and its Subsidiaries will cause all material properties (real and personal) owned, leased or licensed in the conduct of their business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof and thereto, all as in the reasonable judgment of the Board of Directors may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times while any Notes are outstanding, provided, however, that nothing in this Section 5.10 shall prevent the Company and its Subsidiaries from discontinuing the maintenance of any such properties if, in the reasonable judgment of the Board of Directors, such discontinuance is desirable in the conduct of the Company's business and is not, and will not be, adverse in any material respect to the Holders.

SECTION 5.11. FURTHER INSTRUMENTS AND ACTS.

                  Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

                                   ARTICLE VI

                  NOTEHOLDERS' LISTS AND REPORTS BY THE TRUSTEE

SECTION 6.1. HOLDERS' LISTS.

                  The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee, semiannually, not more than 15 days after each June 1 and



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



December 1 in each year beginning with 1998, and at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of Notes as of a date not more than 15 days (or such other date as the Trustee may reasonably request in order to so provide any such notices) prior to the time such information is furnished, except that no such list need be furnished so long as the Trustee is acting as Note Registrar.

SECTION 6.2. PRESERVATION AND DISCLOSURE OF LISTS.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of Notes contained in the most recent list furnished to it as provided in Section 6.1 or maintained by the Trustee in its capacity as Note Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 6.1 upon receipt of a new list so furnished.

                  (b) The rights of Holders to communicate with other Holders of Notes with respect to their rights under this Indenture or under the Notes, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

                  (c) Every Noteholder, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders of Notes made pursuant to the Trust Indenture Act.

SECTION 6.3. REPORTS BY TRUSTEE.

                  (a) Within 60 days after December 31 of each year commencing with the year 1998, the Trustee shall transmit to Holders of Notes such reports dated as of December 31 of the year in which such reports are made concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

                  (b) A copy of such report shall, at the time of such transmission to Holders of Notes, be filed by the Trustee with each stock exchange or automated quotation system upon which the Notes may be listed or traded with the Company. The Company will notify the Trustee in writing within a reasonable time if the Notes are listed on any stock exchange or automated quotation system.



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



                                   ARTICLE VII

                     REMEDIES OF THE TRUSTEE AND NOTEHOLDERS
                             ON AN EVENT OF DEFAULT

SECTION 7.1. EVENTS OF DEFAULT.

                  In case one or more of the following Events of Default (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

                  (a) default in the payment of any installment of interest upon any of the Notes as and when the same shall become due and payable, and continuance of such default for a period of 30 days, whether or not such payment is permitted under Article IV hereof; or

                  (b) default in the payment of the principal of or premium, on any of the Notes as and when the same shall become due and payable either at maturity or in connection with any redemption pursuant to
         Article III or repurchase pursuant to Article XVI, by acceleration or otherwise, whether or not such payment is permitted under Article IV hereof; or

                  (c) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company in the Notes or in this Indenture (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section 7.1 specifically dealt with) continued for a period of 60 days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee, or to the Company and a Trust Officer of the Trustee by the Holders of at least 25% in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 9.4; or

                  (d) failure on the part of the Company or any Subsidiary with respect to its obligation to pay principal of or interest on Indebtedness for borrowed money which default shall have resulted in Indebtedness in an amount in excess of $10,000,000; or

                  (e) default by the Company with respect to any Indebtedness for borrowed money of the Company, which default results in acceleration of any such Indebtedness which is in an amount of in excess of $10,000,000 without such Indebtedness having been discharged, or such acceleration having been rescinded or annulled within the applicable grace period; or

                  (f) the Company shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

                  (g) an involuntary case or other proceeding shall be commenced against the Company seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 consecutive days; or

                  (h) the entry by a court having jurisdiction in the premises of a final judgment, decree or order against the Company or any Subsidiary which shall require the payment by the Company or any Subsidiary of an amount (to the extent not covered by insurance) in excess of $10,000,000 and the continuance of any such judgment, decree or order unstayed or unsatisfied and in effect for a period of 60 consecutive days which is not being contested in good faith by appropriate judicial proceedings; then, and in each and every such case (other than an Event of Default specified in Section 7.1(f) or (g)), unless the principal of all of the Notes shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Notes then outstanding hereunder determined in accordance with Section 9.4, by notice in writing to the Company (and to the Trustee if given by Holders), may declare the principal of all the Notes and the interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Notes contained to the contrary notwithstanding.

                  If an Event of Default specified in Section 7.1(f) or (g) occurs, the principal of all the Notes and the interest accrued thereon shall be immediately and automatically due and payable without necessity of further action. This provision, however, is subject to the condition that if, at any time after the decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all Notes and the principal of and premium, if any, on any and all Notes which shall have become due otherwise than by acceleration (with interest on overdue installments of interest (to the extent that payment of such interest is enforceable under applicable law) and on such principal and premium, if any, at the rate borne by the Notes, to the date of such payment or deposit) and amounts due to the Trustee pursuant to Section 8.6, and if any and all defaults under this Indenture, other than the nonpayment of principal of and premium, if any, and accrued interest on Notes which shall have become due by acceleration, shall have been cured or waived pursuant to Section 7.7, then and in every such case the Holders of a majority in aggregate principal amount of the Notes then outstanding determined in accordance with
Section 9.4, by written notice to the Company and to the Trustee, may waive all defaults or Events of Default and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or Event of Default, or shall impair any right consequent thereon. The Company shall notify a Trust Officer of the Trustee, promptly upon becoming aware thereof, of any Event of Default.

                  In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Holders of Notes, and the Trustee shall be restored respectively to their several positions and rights hereunder and all rights, remedies and powers of the Company, the Holders of Notes, and the Trustee shall continue as though no such proceeding had been taken.

SECTION 7.2. PAYMENT OF NOTES ON DEFAULT; SUIT THEREFOR.

                  The Company covenants that (a) in case default shall be made in the payment of any installment of interest upon any of the Notes as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (b) in case default shall be made in the payment of the principal of or premium, if any, on any of the Notes as and when the same shall have become due and payable, whether at maturity of the Notes or in connection with any redemption or repurchase, under this Indenture, by declaration or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the Holders, the whole amount that then shall have become due and payable on all such Notes for principal and premium, if any, or interest, or both, as the case may be, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest at the rate borne by the Notes and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder.

Until such demand by the Trustee, the Company may pay the principal of and premium, if any, and interest on the Notes to the Holders, whether or not the Notes are overdue.

                  In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as Trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Notes and collect in the manner provided by law out of the property of the Company or any other obligor on the Notes wherever situated the monies adjudged or decreed to be payable.

                  In the case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Notes under Title 11 of the United States Code, or any other applicable law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or such other obligor, the property of the Company or such other obligor, or in the case of any other judicial proceedings relative to the Company or such other obligor upon the Notes, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this
Section 7.2, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Notes, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Holders allowed in such judicial proceedings relative to the Company or any other obligor on the Notes, its or their creditors, or its or their property, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amounts due the Trustee under Section 8.6, and any receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian or similar official is hereby authorized by each of the Holders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for reasonable compensation, expenses, advances and disbursements, including counsel fees incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses, advances and disbursements out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property which the Holders may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

                  All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders.

                  In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the Holders, and it shall not be necessary to make any Holders parties to any such proceedings.

SECTION 7.3. APPLICATION OF MONIES COLLECTED BY TRUSTEE.

                  Any monies collected by the Trustee pursuant to this Article VII shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such monies, upon presentation of the several Notes, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

                  First: to the payment of all amounts due the Trustee under
Section 8.6;

                  Second: subject to the provisions of Article IV, in case the principal of the outstanding Notes shall not have become due and be unpaid, to the payment of interest on the Notes in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate borne by the Notes, such payments to be made ratably to the Persons entitled thereto;

                  Third: subject to the provisions of Article IV, in case the principal of the outstanding Notes shall have become due, by declaration or otherwise, and be unpaid, to the payment of the whole amount then owing and unpaid upon the Notes for principal and premium, if any, and interest, with interest on the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue payments of interest at the rate borne by the Notes, and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Notes, then to the payment of such principal and premium, if any, and interest without preference or priority of principal and premium, if any, over interest, or of interest over principal and premium, if any, or of any installment of interest over any other installment of interest, or of any Note over any other Note, ratably to the aggregate of such principal and premium, if any, and accrued and unpaid interest; and

                  Fourth: subject to the provisions of Article IV, to the payment of the remainder, if any, to the Company or any other Person lawfully entitled thereto.

SECTION 7.4. PROCEEDINGS BY HOLDERS.

                  No Holder shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in aggregate principal amount of the Notes then outstanding determined in accordance with Section 9.4 shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 7.7, it being understood and intended, and being expressly covenanted by the taker and Holder of every Note with every other taker and Holder and the Trustee, that no one or more Holders shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of Notes, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders (except as otherwise provided herein). For the protection and enforcement of this Section 7.4, each and every Noteholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                   Notwithstanding any other provision of this Indenture and any provision of any Note, the right of any Holder of any Note to receive payment of the principal of and premium, if any, and interest on such Note, on or after the respective due dates therefor, or to institute suit for the enforcement of any such payment on or after such respective dates against the Company shall not be impaired or affected without the consent of such Holder.

                  Anything in this Indenture or the Notes to the contrary notwithstanding, the Holder of any Note, without the consent of either the Trustee or the Holder of any other Note, in his own behalf and for his own benefit, may enforce, and may institute and maintain any proceeding suitable to enforce, his rights of conversion as provided herein.

SECTION 7.5. PROCEEDINGS BY TRUSTEE.

                  In case of an Event of Default, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

SECTION 7.6. REMEDIES CUMULATIVE AND CONTINUING.

                  Except as provided in the last paragraph of Section 2.9, all powers and remedies given by this Article VII to the Trustee or to the Holders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Holders, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder of any of the Notes to exercise any right or power accruing upon any default or Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or any acquiescence therein and, subject to the provisions of Section 7.4, every power and remedy given by this Article VII or by law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders.

SECTION 7.7. DIRECTION OF PROCEEDINGS AND WAIVER OF DEFAULTS BY MAJORITY OF
             HOLDERS.

                  The Holders of a majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 9.4 shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided, however, that (a) such direction shall not be in conflict with any rule of law or with this Indenture, and (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. The Holders of a majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 9.4 may on behalf of the Holders of all of the Notes waive any past default or Event of Default hereunder and its consequences except (i) a default in the payment of interest or premium, if any, on, or the principal of, the Notes, (ii) a failure by the Company to convert any Notes into Common Stock, (iii) a default in the payment of the Redemption Price pursuant to Article III or repurchase price pursuant to Article XVI or (iv) a default in respect of a covenant or provisions hereof which under Article XI cannot be modified or amended without the consent of the Holders of all Notes then outstanding. Upon any such waiver, the Company, the Trustee and the Holders shall be restored to their former positions and rights hereunder, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 7.7, said default or Event of Default shall for all purposes of the Notes and this Indenture be deemed to have been cured and to be not continuing, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

SECTION 7.8. NOTICE OF DEFAULTS.

                  The Trustee shall, within 90 days after a Trust Officer has actual knowledge of the occurrence of a default, mail to all Holders, as the names and addresses of such Holders appear upon the Note Register, notice of all defaults known to a Trust Officer, unless such defaults shall have been cured or waived before the giving of such notice and provided that, except in the case of default in the payment of the principal of, or premium, if any, or interest on any of the Notes, the Trustee shall be protected in withholding such notice if and so long as a trust committee of directors and/or officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders.

SECTION 7.9. UNDERTAKING TO PAY COSTS.

                  All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant, provided that the provisions of this Section 7.9 (to the extent permitted by law) shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder, or group of Holders, holding in the aggregate more than ten percent in principal amount of the Notes at the time outstanding determined in accordance with Section 9.4, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or premium, if any, or interest on any Note on or after the due date therefor or to any suit for the enforcement of the right to convert any Note in accordance with the provisions of Article XV or to require the Company to repurchase any Note in accordance with Article XVI.




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

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE


SECTION 8.1. DUTIES AND RESPONSIBILITIES OF TRUSTEE.

                  The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (a) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred:

                           (1) the duties and obligations of the Trustee shall
                  be determined solely by the express provisions of this Indenture and the Trust Indenture Act, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture or the Trust Indenture Act against the Trustee; and

                           (2) in the absence of bad faith and willful
                  misconduct on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture but, in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

                  (b) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer or Officers, unless the Trustee was negligent in ascertaining the pertinent facts;

                  (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the Notes at the time outstanding determined as provided in
         Section 9.4 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee,



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



         or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                  (d) whether or not therein provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Trustee as Trustee, Paying Agent, Note Registrar, Custodian or Conversion Agent shall be subject to the provisions of this Section.

                  None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers.

SECTION 8.2. RELIANCE ON DOCUMENTS, OPINIONS, ETC.

                  (a) the Trustee may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, coupon or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed) and any resolution of the Board of Directors shall be sufficiently evidenced by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

                  (c) the Trustee may consult with counsel, and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it thereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

                  (e) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, Note or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by Agent or attorney, provided, however, that if the payments within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liability as a condition to so proceeding and the reasonable expenses of every such examination shall be paid by the Company or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Company upon demand;

                  (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any Agent or attorney appointed by it with due care hereunder; and

                  (g) the Trustee shall not be deemed to have notice of an Event of Default or of any event or conditions which, with the giving of notice, the passage of time, or both, might constitute an Event of Default unless (i) a Trust Officer has received written notice thereof from the Company or any Noteholder or (ii) a Trust Officer shall have actual knowledge thereof.

SECTION 8.3. NO RESPONSIBILITY FOR RECITALS, ETC.

                  The recitals contained herein and in the Notes (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of any Notes or the proceeds of any Notes authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

SECTION 8.4. TRUSTEE, PAYING AGENTS, CONVERSION AGENTS OR REGISTRAR MAY OWN
             NOTES.

                  The Trustee, any Paying Agent, any Conversion Agent or Note Registrar, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not Trustee, Paying Agent, Conversion Agent or Note Registrar.

SECTION 8.5. MONIES TO BE HELD IN TRUST.

                  Subject to the provisions of Section 13.4, all monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money held by the Trustee in trust thereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as may be agreed from time to time by the Company and the Trustee.

SECTION 8.6. COMPENSATION AND EXPENSES OF TRUSTEE.

                  The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder in any capacity (which shall not be limited by any provision of law in regard to the compensation of a Trustee of an express trust), and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all Persons not regularly in its employ), except any such expense, disbursement or advance as may arise from the Trustee's negligence, willful misconduct, recklessness or bad faith. The Company also covenants to indemnify the Trustee in any capacity under this Indenture and its agents and any authenticating agent for, and to hold them harmless against, any loss, liability or expense incurred without negligence, willful misconduct, recklessness, or bad faith on the part of the Trustee or such Agent or authenticating agent, as the case may be, and arising out of or in connection with the offer and sale of the Notes or the acceptance or administration of this trust or in any other capacity hereunder, including the costs and expenses of defending themselves against any claim of liability in the premises. All indemnifications and releases from liability granted hereunder to the Trustee shall extend to its officers, directors, employees, agents, successors and assigns. The obligations of the Company under this Section 8.6 to compensate or indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall be secured by a lien prior to that of the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Notes. The obligation of the Company under this Section 8.6 shall survive the resignation or removal of the Trustee and the satisfaction and discharge of this Indenture.

                  When the Trustee and its agents and any authenticating agent incur expenses or render services after an Event of Default specified in Section 7.1(f) or (g) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy, insolvency or similar laws.

SECTION 8.7. OFFICERS' CERTIFICATE AS EVIDENCE.

                  Except as otherwise provided in Section 8.1, wherever in the administration of the provisions of this Indenture, the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence,willful misconduct, recklessness, or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee.

SECTION 8.8. CONFLICTING INTERESTS OF TRUSTEE.

                  If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 8.9. ELIGIBILITY OF TRUSTEE.

                  There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and which shall have (or, in the case of a corporation included in a bank holding company system, the related bank holding company shall have) a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section 8.9, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.9, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VIII.

SECTION 8.10. RESIGNATION OR REMOVAL OF TRUSTEE.

                  (a) The Trustee may at any time resign by giving written notice of such resignation to the Company and to the Holders of Notes. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 60 days after the mailing of such notice of resignation to the Holders, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee, or any Noteholder who has been a bona fide Holder of a Note or Notes for at least six months may, subject to the provisions of Section 7.9, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.

                  (b) In case at any time any of the following shall occur:

                           (1) the Trustee shall fail to comply with Section 8.8
                  after written request therefor by the Company or by any Noteholder who has been a bona fide Holder of a Note or Notes for at least six (6) months; or

                           (2) the Trustee shall cease to be eligible in
                  accordance with the provisions of Section 8.9 and shall fail to resign after written request therefor by the Company or by any such Noteholder; or

                           (3) the Trustee shall become incapable of acting, or
                  shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; then, in any such case, the Company may remove the Trustee and appoint a successor Trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee, or, subject to the provisions of Section 7.9, any Noteholder who has been a bona fide Holder of a Note or Notes for at least six (6) months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor Trustee.

                  (c) The Holders of a majority in aggregate principal amount of the Notes at the time outstanding may at any time remove the Trustee and nominate a successor Trustee which shall be deemed appointed as successor Trustee unless within ten (10) days after notice to the Company of such nomination, the Company objects thereto, in which case the Trustee so removed or any Noteholder, upon the terms and conditions and otherwise as in Section 8.10(a) provided, may petition any court of competent jurisdiction for an appointment of a successor Trustee.

                  (d) Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this
         Section 8.10 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 8.11 and payment of all fees and expenses owed to the resigning or removed Trustee in accordance with Section 8.6.

SECTION 8.11. ACCEPTANCE BY SUCCESSOR TRUSTEE.

                  Any successor Trustee appointed as provided in Section 8.10 shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein but, nevertheless, on the written request of the Company or of its successor Trustee, the Trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 8.6, execute and deliver an instrument transferring to such successor Trustee all the rights and powers of the Trustee so ceasing to act. Upon request of any such successor Trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor Trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a lien upon all property and funds held or collected by such Trustee as such, except for funds held in trust for the benefit of Holders of particular Notes, to secure any amounts then due it pursuant to the provisions of Section 8.6.

                  No successor Trustee shall accept appointment as provided in this Section 8.11 unless at the time of such acceptance, such successor Trustee shall be qualified under the provisions of Section 8.8 and be eligible under the provisions of Section 8.9.

                  Upon acceptance of appointment by a successor Trustee as provided in this Section 8.11, the Company (or the former Trustee, at the written direction of the Company) shall mail or cause to be mailed notice of the succession of such Trustee hereunder the Holders of Notes at their addresses as they shall appear on the Note Register. If the Company fails to mail such notice within ten (10) days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Company.

SECTION 8.12. SUCCESSION BY MERGER, ETC.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee (including any trust created by this Indenture), shall be the successor to the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that in the case of any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, such corporation shall be qualified under the provisions of Section 8.8 and eligible under the provisions of Section 8.9.

                  In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee or authenticating agent appointed by such predecessor Trustee, and deliver such Notes so authenticated and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee or an authenticating agent appointed by such successor Trustee may authenticate such Notes either in the name of any predecessor Trustee hereunder or in the name of the successor Trustee and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

SECTION 8.13. LIMITATION ON RIGHTS OF TRUSTEE AS CREDITOR

                  If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Notes), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of the claims against the Company (or any such other obligor).

                                   ARTICLE IX

                           CONCERNING THE NOTEHOLDERS

SECTION 9.1. ACTION BY HOLDERS.

                  When in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Notes may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Holders in Person or by Agent or proxy appointed in writing, or (b) by the record of the Holders of Notes voting in favor thereof at any meeting of Holders duly called and held in accordance with the provisions of
Article X, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders. Whenever the Company or the Trustee solicits the taking of any action by the Holders, the Company or the Trustee may fix in advance of such solicitation, a date as the record date for determining Holders entitled to take such action. The record date shall be not more than 15 days prior to the date of commencement of solicitation of such action.




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

SECTION 9.2. PROOF OF EXECUTION BY HOLDERS.

                  Subject to the provisions of Sections 8.1, 8.2 and 10.5, proof of the execution of any instrument by a Noteholder or his Agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Notes shall be provided by the registry of such Notes or by a certificate of the Note Registrar.

                  The record of any Holders' meeting shall be proved in the manner provided in Section 10.6.

SECTION 9.3. WHO ARE DEEMED ABSOLUTE OWNERS.

                  The Company, any other obligor on the Notes, the Trustee, any authenticating agent, any Paying Agent, any Conversion Agent and any Note Registrar may deem the Person in whose name such Note shall be registered upon the Note Register to be, and may treat him as, the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of, premium, if any, and interest on such Note, for conversion of such Note and for all other purposes and neither the Company nor any authenticating agent nor any Note Registrar shall be affected by any notice to the contrary. All such payments so made to any Holder for the time being, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon such Note.

SECTION 9.4. COMPANY-OWNED NOTES DISREGARDED.

                  In determining whether the Holders of the requisite aggregate principal amount of Notes have concurred in any direction, consent, waiver or other action under this Indenture, Notes which are owned by the Company or any other obligor on the Notes or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Notes shall be disregarded and deemed not to be outstanding for the purpose of any such determination, provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action, only Notes which a Trust Officer knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as outstanding for the purpose of this Section 9.4 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Notes and that the pledgee is not the Company, any other obligor on the Notes or a Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company of any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Notes, if any, known by the Company to be owned or held by or for the account of any of the above-described

Persons and, subject to Section 8.1, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Notes not listed therein are outstanding for the purpose of any such determination.

SECTION 9.5. REVOCATION OF CONSENTS;  FUTURE HOLDERS BOUND.

                  At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 9.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Notes specified in this Indenture in connection with such action, any Holder of a Note which is shown by the evidence to be included in the Notes the Holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 9.2, revoke such action so far as it concerns such Note. Except as aforesaid, any such action taken by the Holder of any Note shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Note and of any Notes issued in exchange or substitution therefor, irrespective of whether any notation in regard thereto is made upon such Note or any Note issued in exchange or substitution therefor.

                                    ARTICLE X

                              NOTEHOLDERS' MEETINGS

SECTION 10.1. PURPOSE OF MEETINGS.

                  A meeting of Holders may be called at any time and from time to time pursuant to the provisions of this Article X for any of the following purposes:

                  (a) to give any notice to the Company or to the Trustee or to give any directions to the Trustee permitted under this Indenture, or to consent to the waiving of any default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article VII;

                  (b) to remove the Trustee and nominate a successor Trustee pursuant to the provisions of Article VIII;

                  (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 11.2; or

                  (d) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Notes under any other provision of this Indenture or under applicable law.

SECTION 10.2. CALL OF MEETINGS BY TRUSTEE.

                  The Trustee may at any time call a meeting of Holders to take any action specified in Section 10.1, to be held at such time and at such place at a location within ten (10) miles of the Corporate Trust Office or in New York, New York, as the Trustee shall determine. Notice of every meeting of the Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting and the establishment of any record date pursuant to Section 9.1, shall be mailed to Holders of Notes at their addresses as they shall appear on the Note Register. Such notice shall also be mailed to the Company. Such notices shall be mailed not less than 20 nor more than 90 days prior to the date fixed for the meeting.

                  Any meeting of Holders shall be valid without notice if the Holders of all Notes then outstanding are present in Person or by proxy or if notice is waived before or after the meeting by the Holders of all Notes outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

SECTION 10.3. CALL OF MEETINGS BY COMPANY OR HOLDERS.

                  In case at any time the Company, pursuant to a resolution of its Board of Directors, or the Holders of at least ten percent in aggregate principal amount of the Notes then outstanding, shall have requested the Trustee to call a meeting of Holders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Holders may determine the time and the place at any location within 10 miles of the Corporate Trust Office or New York, New York for such meeting and may call such meeting to take any action authorized in
Section 10.1, by mailing notice thereof as provided in Section 10.2.

SECTION 10.4. QUALIFICATIONS FOR VOTING.

                  To be entitled to vote at any meeting of Holders a Person shall (a) be a Holder of one or more Notes on the record date pertaining to such meeting or (b) be a Person appointed by an instrument in writing as proxy by a Holder of one or more Notes. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.




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

SECTION 10.5. REGULATIONS.

                  Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

                  The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 10.3, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Notes represented at the meeting and entitled to vote at the meeting.

                  Subject to the provisions of Section 9.4, at any meeting each Noteholder or proxy Holder shall be entitled to one vote for each $1,000 principal amount of Notes then outstanding and held or represented by him, provided, however, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by him or instruments in writing as aforesaid duly designating him as the proxy vote on behalf of other Holders. Any meeting of Holders duly called pursuant to the provisions of
Section 10.2 or 10.3 may be adjourned from time to time by the Holders of a majority of the aggregate principal amount of Notes represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

SECTION 10.6. VOTING.

                  The vote upon any resolution submitted to any meeting of Holders shall be by written ballot on which shall be subscribed the signatures of the Holders of Notes or of their representative by proxy and the principal amount of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 10.2. The record shall show the principal amount of the Notes voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be



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delivered to the Company and the other to the Trustee to be preserved by the
Trustee, the latter to have attached thereto the ballots voted at the meeting.

                  Any record so signed and verified shall be conclusive evidence of the matters therein stated.

SECTION 10.7. NO DELAY OF RIGHTS BY MEETING.

                  Nothing in this Article X shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or of the Notes.

                                   ARTICLE XI

                             SUPPLEMENTAL INDENTURES

SECTION 11.1. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

                  The Company, when authorized by resolutions of the Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

                  (a) to make provisions with respect to the conversion rights of the Holders of Notes pursuant to the requirements of Section 15.6 or the repurchase obligations of the Company pursuant to the requirements of Section 16.5;

                  (b) subject to Article IV, to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Notes, any property or assets;

                  (c) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article XII;

                  (d) to add to the covenants of the Company such further covenants, restrictions or conditions as the Board of Directors and the Trustee shall consider to be for the benefit of the Holders of Notes, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth provided, however, that in respect of any such additional



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



         covenant, restriction or conditions such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

                  (e) to provide for the issuance under this Indenture of Notes in coupon form (including Notes registrable as to principal only) and to provide for exchangeability of such Notes with the Notes issued hereunder in fully registered form and to make all appropriate changes for such purpose;

                  (f) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provisions contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture which shall not materially adversely affect the interests of the Holders;

                  (g) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes; or

                  (h) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act, or under any similar federal statue hereafter enacted.

                  The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  Any supplemental indenture authorized by the provisions of this Section 11.1 may be executed by the Company and the Trustee without the consent of the Holders of any of the Notes at the time outstanding, notwithstanding any of the provisions of Section 11.2.

SECTION 11.2. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

                  With the consent (evidenced as provided in Article IX) of the Holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 9.4, the Company, when authorized by the resolutions of the Board of Directors, and the Trustee may from time to time and at any



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time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or of modifying in any manner the rights of the Holders, provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable on redemption thereof, or impair the right of any Noteholder to institute suit for the payment thereof, or make the principal thereof or interest or premium, if any, thereon payable in any coin or currency other than that provided in the Notes, or modify the provisions of this Indenture with respect to the subordination of the Notes in a manner adverse to the Holders in any material respect, or change the obligation of the Company to repurchase any Note upon the occurrence of a Change in Control in a manner adverse to the Holder of Notes, or impair the right to convert the Notes into Common Stock in any material respect, without the consent of the Holder of each Note so affected, or (ii) reduce the aforesaid percentage of Notes, the Holders of which are required to consent to any such supplemental indentures, without the consent of the Holders of all Notes then outstanding.

                  Upon the request of the Company, accompanied by a copy of the resolutions of the Board of Directors certified by its Secretary or an Assistant Secretary authorizing the execution of any such supplemental indentures, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid the Trustee shall join with the Company in the execution of such supplemental indentures unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

                  It shall not be necessary for the consent of the Holders under this Section 11.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

SECTION 11.3. EFFECT OF SUPPLEMENTAL INDENTURE.

                  Any supplemental indenture executed pursuant to the provisions of this Article XI shall comply with the Trust Indenture Act, as then in effect, provided that this Section 11.3 shall not require such supplemental indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or the Indenture has been qualified under the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to such supplemental indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or the Indenture has been qualified under the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions of this
Article XI, this Indenture shall



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



be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders of Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

SECTION 11.4. NOTATION ON NOTES.

                  Notes authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article XI may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may, at the Company's expense, be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 17.11) and delivered in exchange for the Notes then outstanding, upon surrender of such Notes then outstanding.

SECTION 11.5. EVIDENCE OF COMPLIANCE OF SUPPLEMENTAL
              INDENTURE TO BE FURNISHED TRUSTEE

                  The Trustee, subject to the provisions of Sections 8.1 and 8.2, may require an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article XI.

                                   ARTICLE XII

                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

SECTION 12.1. COMPANY MAY CONSOLIDATE ETC. ON CERTAIN TERMS.

                  Subject to the provisions of Sections 12.2 and 16.1, nothing contained in this Indenture or in any of the Notes shall prevent any consolidation or merger of the Company with or into any other corporation or corporations (whether or not affiliated with the Company), or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance or lease (or successive sales, conveyances or leases) of the property of the Company, substantially as an entirety, to any other corporation (whether or not affiliated with the

Company), authorized to acquire and operate the same and which, in each case, shall be organized under the laws of the United States of America, any state thereof or the District of Columbia, provided, that upon any such consolidation, merger, sale, conveyance or lease, if the Company is not the surviving entity, the due and punctual payment of the principal of and premium, if any, and interest on all of the Notes, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company, shall be expressly assumed, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee by the corporation (if other than the Company) formed by such consolidation, or into which the Company shall have been merged, or by the corporation which shall have acquired or leased such property, and such supplemental indenture shall provide for the applicable conversion rights set forth in Section 15.6.

SECTION 12.2. SUCCESSOR CORPORATION TO BE SUBSTITUTED.

                  In case of any such consolidation, merger, sale, conveyance or lease referenced in Section 12.1 and upon the assumption by any successor corporation, by supplemental indenture required by Section 12.1, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and premium, if any, and interest on all of the Notes and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by Company, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as such. Such successor corporation thereupon may cause to be signed and may issue either in its own name or in the name of Kellstrom Industries, Inc. any or all of the Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver, or cause to be authenticated and delivered, any Notes which previously shall have been signed and delivered by the Officers of the Company to the Trustee for authentication, and any Notes which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Notes had been issued at the date of the execution hereof. In the event of any such consolidation, merger, sale or conveyance (but not in the event of any such lease), the Person named as the "Company" in the first paragraph of this Indenture or any successor which shall thereafter have become such in the manner prescribed in this Article XII shall be released from its liabilities as obligor and maker of the Notes and from its obligations under this Indenture.

                  In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

SECTION 12.3. OPINION OF COUNSEL TO BE GIVEN TRUSTEE.

                  The Trustee, subject to Sections 8.1 and 8.2, shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance or lease and any such assumption complies with the provisions of this Article XII.

                                  ARTICLE XIII

                     SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 13.1. DISCHARGE OF INDENTURE.

                  When (a) the Company shall deliver to the Trustee for cancellation all Notes theretofore authenticated (other than any Notes which have been destroyed, lost or stolen and in lieu of or in substitution for which other Notes shall have been authenticated and delivered) and not theretofore canceled, or (b) all the Notes not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be canceled for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee, in trust, monies sufficient to pay at maturity or upon redemption of all of the Notes (other than any Notes which shall have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Notes shall have been authenticated and delivered) not theretofore canceled or delivered to the Trustee for cancellation, including principal and premium, if any, and interest due or to become due to such date of maturity or Redemption Date, as the case may be, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to (i) remaining rights of registration of transfer, substitution and exchange and conversion of Notes,
(ii) rights hereunder of Holders to receive payments of principal of and premium, if any, and interest on, the Notes and the other rights, duties and obligations of Holders, as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee and (iii) the rights, obligations and immunities of the Trustee hereunder), and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel as required by
Section 17.5 and at the cost of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture the Company, however, hereby agreeing to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee and to compensate the Trustee for any services thereafter reasonably and properly



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



rendered by the Trustee in connection with this Indenture or the Notes.

SECTION 13.2. DEPOSITED MONIES TO BE HELD IN TRUST BY TRUSTEE.

                  Subject to Section 13.4, all monies deposited with the Trustee pursuant to Section 13.1 and not in violation of Article IV shall be held in trust for the sole benefit of the Holders and not to be subject to the subordination provisions of Article IV, and such monies shall be applied by the Trustee to the payment, either directly or through any Paying Agent (including the Company if acting as its own Paying Agent), to the Holders of the particular Notes for the payment or redemption of which such monies have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest and premium, if any.

SECTION 13.3. PAYING AGENT TO REPAY MONIES HELD.

                  Upon the satisfaction and discharge of this Indenture, all monies then held by any Paying Agent for the Notes (other than the Trustee) shall, upon written request of the Company, be repaid to the Company or paid to the Trustee, and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

SECTION 13.4. RETURN OF UNCLAIMED MONIES.

                  Subject to the requirement of applicable law, any monies deposited with or paid to the Trustee for payment of the principal of, premium, if any, or interest on Notes and not applied but remaining unclaimed by the Holders of Notes for two years after the date upon which the principal of, premium, if any, or interest on such Notes, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee on demand and all liability of the Trustee shall thereupon cease with respect to such monies, and the Holder of any of the Notes shall thereafter look only to the Company for any payment which such Holder may be entitled to collect except if an applicable abandoned property law does not so permit.

SECTION 13.5. REINSTATEMENT.

                  If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 13.2 by reason of any order or judgment of any court of governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to
Section 13.1 until such time as the Trustee or the Paying Agent is permitted to apply all such money in accordance with Section 13.2, provided, however, that if the Company makes any payment of interest or premium, if any, on or principal of any Note following the reinstatement of its



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



obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the Trustee or Paying Agent.

                                   ARTICLE XIV

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

SECTION 14.1. INDENTURE AND NOTES SOLELY CORPORATE OBLIGATIONS.

                  No recourse for the payment of the principal of or premium, if any, or interest on any Note, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Note, or because of the creation of any Indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, Officer, or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Notes.

                                   ARTICLE XV

                               CONVERSION OF NOTES

SECTION 15.1. RIGHT TO CONVERT.

                  Subject to and upon compliance with the provisions of this Indenture, the Holder of any Note shall have the right, at his option, at any time on or after 60 days following the latest date of original issuance of the Notes and prior to the close of business on June 15, 2003 (except that, with respect to any Note or portion of a Note which shall be called for redemption, such right shall terminate, except as provided in Section 15.2 or Section 3.4, at the close of business on the fifth Business Day preceding the date fixed for redemption of such Note or portion of a Note, unless the Company shall default in payment due upon redemption thereof) to convert the principal amount of any such Note, or any portion of such principal amount which is $1,000 or an integral multiple thereof, into that number of fully paid and non-assessable shares of Common Stock (as such shares shall then be constituted) obtained by dividing the principal amount of the Note or portion thereof surrendered for conversion by the Conversion Price in effect at such time, by surrender of the Note so to be converted in whole or in part in the manner provided, together with any required funds, in Section 15.2. A Holder of Notes is not entitled to any rights of a Holder of Common Stock until such Holder has converted



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his Notes to Common Stock, and only to the extent such Notes are deemed to have been converted to Common Stock under this Article XV.

SECTION 15.2. EXERCISE OF CONVERSION PRIVILEGE; ISSUANCE OF COMMON STOCK
              ON CONVERSION; NO ADJUSTMENT FOR INTEREST OR DIVIDENDS.

                  In order to exercise the conversion privilege with respect to any Note in certificated form, the Holder of any such Note to be converted in whole or in part shall surrender such Note, duly endorsed, at an office or agency maintained by the Company pursuant to Section 5.3, accompanied by the funds, if any, required by the penultimate paragraph of this Section 15.2, and shall give written notice of conversion in the form provided on the Notes (or such other notice which is acceptable to the Company) to such office or agency that the Holder elects to convert such Note or the portion thereof specified in said notice. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued, and shall be accompanied by transfer taxes, if required pursuant to Section 15.7. Each such Note surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the registration of such Note, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the Holder or his duly authorized attorney.

                  In order to exercise the conversion privilege with respect to any interest in a Note in global form, the beneficial Holder must complete the appropriate instruction form for conversion pursuant to the Depositary's book-entry conversion program, deliver by book-entry delivery an interest in such Note in global form, furnish appropriate endorsements and transfer documents if required by the Company or the Trustee or Conversion Agent, and pay the funds, if any, required by this Section 15.2 and any transfer taxes if required pursuant to Section 15.7.

                  As promptly as practicable after satisfaction of the requirements for conversion set forth above, subject to compliance with any restrictions on transfer if shares issuable on conversion are to be issued in a name other than that of the Noteholder (as if such transfer were a transfer of the Note or Notes (or portion thereof) so converted), the Company shall issue and shall deliver to such Holder at the office or agency maintained by the Company for such purpose pursuant to Section 5.2, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Note or portion thereof in accordance with the provisions of this Article and a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion, as provided in Section 15.3. In case any Note of a denomination greater than $1,000 shall be surrendered for partial conversion, and subject to Section 2.3, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of the Note so surrendered, without charge to him, a new Note or Notes in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Note.

                  Each conversion shall be deemed to have been effected as to any such Note (or portion thereof) on the date on which the requirements set forth above in this Section 15.2 have been satisfied as to such Note (or portion thereof), and the Person in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the Holder of record of the shares represented thereby, provided, however, that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the Person in whose name the certificates are to be issued as the record Holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such Note shall be surrendered.

                  Any Note or portion thereof, not called for redemption, which is surrendered for conversion during the period from the close of business on the record date for any interest payment date to the close of business on the Business Day next preceding the following interest payment date shall be accompanied by payment, in New York Clearing House funds or other funds acceptable to the Company, of an amount equal to the interest payable on such interest payment date on the principal amount being converted, provided, however, that no such payment will be required if such Notes or portion thereof being converted have been called for redemption and, as a result, the right to convert such Notes or portion thereof would terminate the period between the record date for such interest payment date, and the close of business on the Business Day preceding the next succeeding interest payment date; and, provided, further, that no such payment need be made if there shall exist at the time of conversion a default in the payment of interest on the Notes. No other adjustment shall be made for interest accrued on any Note converted or for dividends on any shares issued upon the conversion of such Note as provided in this Article.

                  Upon the conversion of an interest in a Note in global form, the Trustee, or the Custodian at the direction of the Trustee, shall make a notation on such Note in global form as to the reduction in the principal amount represented thereby as a result of such conversion.

SECTION 15.3. CASH PAYMENTS IN LIEU OF FRACTIONAL SHARES.

                  No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon conversion of Notes. If more than one Note shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof to the extent permitted



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



hereby) so surrendered. If any fractional share of stock would be issuable upon the conversion of any Note or Notes, the Company shall make an adjustment and payment therefor in cash at the current market value thereof to the Holder of Notes. The current market value of a share of Common Stock shall be the Closing Price on the first Trading Day immediately preceding the day on which the Notes (or specified portions thereof) are deemed to have been converted.

SECTION 15.4. CONVERSION PRICE.

                  The conversion price shall be as specified in the form of Note (herein called the "Conversion Price") attached as Exhibit A hereto, subject to adjustment as provided in this Article XV.

SECTION 15.5. ADJUSTMENT OF CONVERSION PRICE.

                  The Conversion Price shall be adjusted from time to time by the Company as follows:

                  (a) In case the Company shall hereafter pay a dividend or make a distribution to all Holders of the outstanding Common Stock in shares of Common Stock, the Conversion Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company. If any dividend or distribution of the type described in this
         Section 15.5(a) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

                  (b) In case the Company shall issue rights or warrants to all Holders of its outstanding shares of Common Stock entitling them (for a period expiring within 45 days after the date fixed for determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as defined below) on the date fixed for determination of stockholders entitled to receive such rights or warrants, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date fixed for determination of stockholders entitled to receive such rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for determination of stockholders entitled to receive such rights and warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Current Market Price, and of which the denominator shall be the number of shares of Common Stock outstanding on the date fixed for determination of stockholders entitled to receive such rights and warrants plus the total number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be successively made whenever any such rights and warrants are issued, and shall become effective immediately after the opening of business on the day following the date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. In the event that such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the Holders to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors.

                  (c) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                   (d) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of capital stock of the Company (other than any dividends or distributions to which Section 15.5(a) applies) or



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



         evidences of its Indebtedness or assets (including securities, but excluding any rights or warrants referred to in Section 15.5(b), and excluding any dividend or distribution paid exclusively in cash (any of the foregoing hereinafter in this Section 15.5(d) called the "Securities")), then, in each such case (unless the Company elects to reserve such Securities for distribution to the Holders upon the conversion of the Notes so that any such Holder converting Notes will receive upon such conversion, in addition to the shares of Common Stock to which such Holder is entitled, the amount and kind of such Securities which such Holder would have received if such Holder had converted its Notes into Common Stock immediately prior to the Record Date (as defined in Section 15.5(h) for such distribution of the Securities)), the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect on the Record Date (as defined below) with respect to such distribution by a fraction of which the numerator shall be the Current Market Price per share of the Common Stock on such Record Date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board of Directors) on the Record Date of the portion of the Securities so distributed applicable to one share of Common Stock and the denominator shall be the Current Market Price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following such Record Date provided, however, that in the event the then fair market value (as so determined) of the portion of the Securities so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price of the Common Stock on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Noteholder shall have the right to receive upon conversion the amount of Securities such Holder would have received had such Holder converted each Note on the Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 15.5(d) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price of the Common Stock.

                  Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"): (i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this



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



         Section 15.5 (and no adjustment to the Conversion Price under this Section 15.5 will be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Price shall be made under this Section 15.5(d). If any such right or warrant, including any such existing rights or warrants distributed prior to the date of this Indenture, are subject to events, upon the occurrence of which such rights or warrants become exercisable to purchase different securities, evidences of Indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and record date with respect to new rights or warrants with such rights (and a termination or expiration of the existing rights or warrants without exercise by any of the Holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Price under this Section 15.5 was made, (1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any Holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants which shall have expired or been terminated without exercise by any holders thereof, the Conversion Price shall be readjusted as if such rights and warrants had not been issued.

                  For purposes of this Section 15.5(d) and Sections 15.5(a) and
         (b), any dividend or distribution to which this Section 15.5(d) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of Indebtedness, assets or shares of capital stock other than such shares of Common Stock or rights or warrants (and any further Conversion Price reduction required by this Section 15.5(d) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Conversion Price reduction required by Sections 15.5(a) and (b) with respect to such dividend or distribution shall then be made), except (A) the Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution" and "the date fixed for such determination" within the meaning of Sections 15.5(a) and (b), and
         (B) any shares of Common Stock
         included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 15.5(a).

                  (e) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed upon a merger or consolidation to which Section
         15.6 applies or as part of a distribution referred to in Section 15.5(d)) in an aggregate amount that, combined together with (1) the aggregate amount of any other such distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to this Section 15.5(e) has been made, and (2) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) of consideration payable in respect of any tender offer by the Company for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to Section 15.5(f) has been made, exceeds 10% of the product of the Current Market Price (determined as provided in Section 15.5(h)) on the Record Date with respect to such distribution times the number of shares of Common Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on such Record Date by a fraction (i) the numerator of which shall be equal to the Current Market Price on the Record Date less an amount equal to the quotient of
         (x) the excess of such combined amount over such 10% and (y) the number of shares of Common Stock outstanding on the Record Date and (ii) the denominator of which shall be equal to the Current Market Price on such Record Date provided, however, that, if the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price of the Common Stock on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Noteholder shall have the right to receive upon conversion the amount of cash such Holder would have received had such Holder converted such Note immediately prior to such Record Date. If such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

                  (f) In case a tender offer made by the Company or any of its subsidiaries for all or any portion of the Common Stock expires and such tender offer (as amended upon the expiration thereof) requires the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) that, combined together with (1) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors), as of the expiration of such tender offer, of consideration payable in respect of any other tender offers, by the Company or any of its subsidiaries for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this Section 15.5(f) has been made and (2) the aggregate amount of any distributions to all Holders of the Common Stock made exclusively in cash within 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to Section 15.5(e) has been made, exceeds 10% of the product of the Current Market Price (determined as provided in Section 15.5(h)) as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the date of the Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and
         (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction (if any) to become effective immediately prior to the opening of business on the day following the Expiration Time. If the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender offer had not been made. If the application of this Section 15.5(f) to any tender offer would result in an increase in the Conversion Price, no adjustment shall be made for such tender offer under this Section 15.5(f).

                  (g) In case of a tender or exchange offer made by a Person other than the Company or any subsidiary of the Company for an amount which increases the offeror's ownership of Common Stock to more than 25% of the Common Stock outstanding and shall involve the payment by such Person of consideration per share of Common Stock having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board of Directors) at the Expiration Time that exceeds the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, and in which, as of the Expiration Time the Board of Directors is not recommending rejection of the offer, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) on the Expiration Time multiplied by the current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of
         (X) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become effective as of immediately prior to the opening of business on the day following the Expiration Time. In the event that such Person is obligated to purchase shares pursuant to any such tender or exchange offer, but such Person is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender or exchange offer had not been made. Notwithstanding the foregoing, the adjustment described in this Section 15.5(g) shall not be made if, as of the Expiration Time, the offering documents with respect to such offer disclose a plan or intention to cause the Company to engage in any transaction described in Article XII.

                  (h) For purposes of this Section 15.5, the following terms shall have the meaning indicated:

                           (1) "Closing Price" with respect to any securities on
                  any day shall mean the closing sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case on the New York Stock Exchange, or, if such security is not listed or admitted to trading on such Exchange, on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose, or a price determined in good faith by the Board of Directors or, to the extent permitted by applicable law, a duly authorized committee thereof, whose determination shall be conclusive.

                           (2) "Current Market Price" shall mean the average of
                  the daily Closing Prices per share of Common Stock for the ten consecutive Trading Days immediately prior to the date in question provided, however, that (1) if the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 15.5(a), (b), (c), (d), (e), (f) or (g) occurs during such ten consecutive Trading Days, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event, (2) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 15.5(a), (b), (c), (d),
                  (e), (f) or (g) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event, and (3) if the "ex" date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (1) or (2) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined by the Board of Directors or, to the extent permitted by applicable law, a duly authorized committee thereof in a manner consistent with any determination of such value for purposes of Section 15.5(d), (f) or (g), whose determination shall be conclusive and described in a resolution of the Board of Directors or such duly authorized committee thereof, as the case may be) of the evidences of Indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date. For purposes of any computation under Section 15.5(f) or (g), the Current Market Price of the Common Stock on any date shall be deemed to be the average of the daily Closing Prices per share of Common Stock for such day and the next two succeeding Trading Days provided, however, that if the "ex" date for any event (other than the tender or exchange offer requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 15.5(a), (b), (c), (d), (e), (f) or
                  (g) occurs on or after the Expiration Time for the tender or exchange offer requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and (3) when used with respect to any tender or exchange offer means the first date on which the Common Stock trades regular way on such exchange or in such market after the Expiration Time of such offer.

                           (3) "fair market value" shall mean the amount which a
                  willing buyer would pay a willing seller in an arm's length transaction.

                           (4) "Record Date" shall mean, with respect to any
                  dividend, distribution or other transaction or event in which the Holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

                           (5) "Trading Day" shall mean (x) if the applicable
                  security is listed or admitted for trading on the New York Stock Exchange, the Nasdaq Stock Market (National Market) or another national security exchange, a day on which the New York Stock Exchange, the Nasdaq Stock Market (National Market) or another national security exchange is open for business or (y) if the applicable security is quoted on the Nasdaq National Market, a day on which trades may be made thereon or (z) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

                  (i) The Company may make such reductions in the Conversion Price, in addition to those required by Sections 15.5(a), (b), (c),
         (d), (e), (f) and (g), as the Board of Directors considers to be advisable to avoid or diminish any income tax to Holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

                  To the extent permitted by applicable law, the Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least 20 days, the reduction is irrevocable during the period and the Board of Directors shall have made a determination that such reduction would be in the best interests of the Company, which determination shall be conclusive. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to Holders of record of the Notes a notice of the reduction at least 15 days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period during which it will be in effect.

                  (j) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1.00% in such price provided, however, that any adjustments which by reason of this Section 15.5(j) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article XV shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be.

                  (k) Whenever the Conversion Price is adjusted as herein provided, the Company shall promptly file with the Trustee and any Conversion Agent other than the Trustee an Officers' Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which each adjustment becomes effective and shall mail notice of such adjustment of the Conversion Price to the Holder of each Note at his last address appearing on the Note Register provided for in Section 2.5 of this Indenture, within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

                  (l) In any case in which this Section 15.5 provides that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the Holder of any Note converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above such conversion by reason of the adjustment required by such event and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such Holder any amount in cash in lieu of any fraction pursuant to Section 15.5.

                  (m) For purposes of this Section 15.5, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

SECTION 15.6. EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE.

                  If any of the following events occur, namely (i) any reclassification or change of the outstanding shares of Common Stock (other than a subdivision or combination to which Section 15.5(c) applies), (ii) any consolidation, merger or combination of the Company with another corporation as a result of which Holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (iii) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other corporation as a result of which Holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) providing that such Notes shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a Holder of a number of shares of Common Stock issuable upon conversion of such Notes (assuming, for such purposes, a sufficient number of authorized shares of Common Stock available to convert all such Notes) immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance assuming such Holder of Common Stock did not exercise his rights of election, if any, as to the kind or amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance (provided that, if the kind or amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("nonelecting share"), then for the purposes of this Section 15.6 the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article.

                  The Company shall cause notice of the execution of such supplemental indenture to be mailed to each Holder of Notes, at his address appearing on the Note Register provided for in Section 2.5 of this Indenture, within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

                  The above provisions of this Section shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.

                  If this Section 15.6 applies to any event or occurrence,
Section 15.5 shall not apply.

SECTION 15.7. TAXES ON SHARES ISSUED.

                  The issue of stock certificates on conversions of Notes shall be made without charge to the converting Noteholder for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the Holder of any Note converted, and the Company shall not be required to issue or deliver any such stock certificate unless and until the Person or Persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

SECTION 15.8. RESERVATION OF SHARES TO BE FULLY PAID; COMPLIANCE WITH
              GOVERNMENTAL REQUIREMENTS; LISTING OF COMMON STOCK.

                  The Company shall reserve, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, sufficient shares of Common

Stock to provide for the conversion of the Notes from time to time as such Notes are presented for conversion.

                  Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Notes, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Conversion Price.

                  The Company covenants that all shares of Common Stock which may be issued upon conversion of Notes will upon issue be fully paid and non-assessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

                  The Company covenants that if any shares of Common Stock to be provided for the purpose of conversion of Notes hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon conversion, the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

                  The Company further covenants that so long as the Common Stock shall be listed or quoted on the New York Stock Exchange, the Nasdaq Stock Market (National Market), or any other national securities exchange the Company will, if permitted by the rules of such exchange, list and keep listed so long as the Common Stock shall be so listed on such market or exchange, all Common Stock issuable upon conversion of the Notes.

SECTION 15.9. RESPONSIBILITY OF TRUSTEE.

                  The Trustee and any other Conversion Agent shall not at any time be under any duty or responsibility to any Holder of Notes to either calculate the Conversion Price or determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other Conversion Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Note and the Trustee and any other Conversion Agent make no representations with respect thereto. Subject to the provisions of Section 8.1, neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Note for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article. Without limiting the generality of the foregoing, neither the Trustee nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to
Section 15.6 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Holders upon the conversion of their Notes after any event referred to in such Section 15.6 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 8.1, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

SECTION 15.10. NOTICE TO HOLDERS PRIOR TO CERTAIN ACTIONS.

                  In case:

                  (a) the Company shall declare a dividend (or any other distribution) on its Common Stock that would require an adjustment in the Conversion Price pursuant to Section 15.5; or

                  (b) the Company shall authorize the granting to all or substantially al the Holders of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

                  (c) of any reclassification or reorganization of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, the Company shall cause to be filed with the Trustee and to be mailed to each Holder of Notes at his address appearing on the Note Register provided for in Section 2.5 of this Indenture, as promptly as possible but in any event at least 15 days prior to the applicable date hereinafter specified, a notice stating
         (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, or rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that Holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliver-able upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up.

                                   ARTICLE XVI

                   REPURCHASE OF NOTES AT OPTION OF THE HOLDER
                             UPON CHANGE IN CONTROL

SECTION 16.1. RIGHT TO REQUIRE REPURCHASE.

                  In the event that a Change in Control (as hereinafter defined) shall occur, then each Holder shall have the right, at the Holder's option, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, all of such Holder's Notes, or any portion of the principal amount thereof that is an integral multiple of $1,000 (provided that no single Note may be repurchased in part unless the portion of the principal amount of such Note to be outstanding after such repurchase is equal to $1,000 or an integral multiple of $1,000), on the date (the "Repurchase Date") that is 30 days after the date of the Company Notice (as defined in Section 16.2) for cash at a purchase price equal to 100% of the principal amount (the "Repurchase Price") plus interest accrued and unpaid to, but excluding, the Repurchase Date. If the Repurchase Date is between a record date for an interest payment date and such interest payment date, then the interest payable on such interest payment date shall be paid to the Holder of Record on the Note on such interest payment date.

                  Whenever in this Indenture there is a reference, in any context, to the principal of any Note as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Note to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Indenture shall not be construed as excluding the Repurchase Price in those provisions of this Indenture when such express mention is not made.

SECTION 16.2. NOTICES; METHOD OF EXERCISING PURCHASE RIGHT, ETC.

                  (a) Unless the Company shall have theretofore called for redemption all of the outstanding Notes pursuant to Article III, on or before the 15th day after the occurrence of a Change in Control, the Company or, at the written request of the Company on or before the tenth (10th) day after receipt of such request, the Trustee, shall give to all Holders of Notes notice (the "Company Notice") of the occurrence of the Change in Control and of the repurchase right set forth herein arising as a result thereof. The Company shall also deliver a copy of such notice of a repurchase right to the Trustee.

                  Each notice of a repurchase right shall state:

                           (1) the Repurchase Date,

                           (2) the date by which the repurchase right must
                  exercised,

                           (3) the Repurchase Price,

                           (4) a description of the procedure which a Holder
                  must follow to exercise a repurchase right,

                           (5) that on the Repurchase Date the Repurchase Price
                  will become due and payable upon each such Note designated by the Holder to be repurchased, and that interest thereon shall cease to accrue on and after said date,

                           (6) the Conversion Price, the date on which the right
                  to convert the Notes to be repurchased will terminate and the places where such Notes may be surrendered for conversion, and

                           (7) the place or places where such Notes are to be
                  surrendered for payment of the Repurchase Price and accrued interest, if any.

                  No failure of the Company to give the foregoing notices or defect therein shall limit any Holder's right to exercise a repurchase right or affect the validity of the proceedings for the repurchase of Notes.

                  If any of the foregoing provisions or other provisions of this Article are inconsistent with applicable law, such law shall govern.

                  (b) To exercise a repurchase right, a Holder shall deliver to the Trustee or any Paying Agent on or before the 30th day after the date of the Company Notice (i) written notice of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the Notes to be repurchased (and, if any Note is to be repurchased in part, the serial number thereof, the portion of the principal amount thereof to be repurchased and the name of the Person in which the portion thereof to remain outstanding after such repurchase is to be registered) and a statement that an election to exercise the repurchase right is being made thereby, and (ii) the Notes with respect to which the repurchase right is being exercised.

                  (c) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid to the Trustee or the Paying Agent the Repurchase Price in cash, for payment to the Holder on the Repurchase Date, together with accrued and unpaid interest to, but excluding, the Repurchase Date payable with respect to the Notes as to which the repurchase right has been exercised.

                  (d) If any Note (or portion thereof) surrendered for repurchase shall not be so paid on the Repurchase Date, the principal amount of such Note (or portion thereof, as the case may be) shall, until paid, bear interest from the Repurchase Date at the rate of ____% per annum, and each Note shall remain convertible into Common Stock until the principal of such Note (or portion thereof, as the case may be) shall have been paid or duly provided for.

                  (e) Any Note which is to be repurchased only in part shall be surrendered to the Trustee (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Note without service charge, a new Note or Notes, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the portion of the principal of the Note so surrendered that was not repurchased.

                  (f) Any Holder that has delivered to the Trustee its written notice exercising its right to require the Company to repurchase its Notes upon a Change in Control shall have the right to withdraw such notice at any time prior to the close of business on the Repurchase Date by delivery of a written notice of withdrawal to the Trustee prior to the close of business on such date. A Note in respect of which a Holder is exercising its option to require repurchase upon a Change in Control may be converted into Common Stock in accordance with Article XV only if such Holder withdraws its notice in accordance with the preceding sentence.

SECTION 16.3. CERTAIN DEFINITIONS.

                  For purposes of this Article XVI,

                  (a) the term "beneficial owner" shall be determined in accordance with Rule 13d-3 promulgated by the Commission pursuant to the Exchange Act; and

                  (b) the term "Person" shall include any syndicate or group which would be deemed to be a "Person" under Section 13(d)(3) of the Exchange Act.

SECTION 16.4. CHANGE IN CONTROL.

                  A "Change in Control" shall be deemed to have occurred at such time after the original issuance of the Notes as:

                  (a) any Person, other than the Company, any subsidiary of the Company or any entity Controlled (as defined below) by the foregoing, or any employee benefit plan of the Company or any such subsidiary, is or becomes the beneficial owner, directly or indirectly, through a purchase or other acquisition transaction or series of transactions (other than a merger or consolidation involving the Company), of shares of capital stock of the Company entitling such Person to exercise in excess of 50% of the total voting power of all shares of capital stock of the Company entitled to vote generally in the election of directors;

                  (b) there occurs any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company, or any sale or transfer of the assets of the Company as, or substantially as, an entirety to another Person (other than (i) any such transaction pursuant to which the Holders of the Common Stock immediately prior to such transaction have, directly or indirectly, shares of capital stock of the continuing or surviving corporation immediately after such transaction which entitle such Holders to exercise in excess of 50% of the total voting power of all shares of capital stock of the continuing or surviving corporation entitled to vote generally in the election of directors and (ii) any merger (1) which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock or (2) which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of Common Stock and separate series of Common Stock carrying substantially the same relative rights as the Common Stock); or

                  (c) a change in the Board of Directors of the Company in which the individuals who constituted the Board of Directors of the Company at the beginning of the one-year period immediately preceding such change (together with any other director whose election by the Board of Directors of the Company or whose nomination for election by the stockholders of the Company was approved by a vote of at least a majority of the directors then in office either who were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office; provided, however, that a Change in Control shall not be deemed to have occurred if either (a) the Closing Price per share of the Common Stock for any ten (10) Trading Days within the period of 20 consecutive Trading Days ending immediately before the Change in Control shall equal or exceed 105% of the Conversion Price in effect on each such Trading Day, or (b) (i) at least 90% of the consideration (excluding cash payments for fractional shares) in the transaction or transactions constituting the Change in Control consists of shares of Common Stock with full voting rights traded on a national securities exchange or quoted on the Nasdaq National Market (or which will be so traded or quoted when issued or exchanged in connection with such Change in Control) (such securities being referred to as "Publicly Traded Securities") and as a result of such transaction or transactions such Notes become convertible solely into such Publicly Traded Securities and (ii) the consideration in the transaction or transactions constituting the Change of Control consists of cash, Publicly Traded Securities or a combination of cash and Publicly Traded Securities with an aggregate fair market value (which, in the case of Publicly Traded Securities, shall be equal to the average Closing Price of such Publicly Traded Securities during the ten (10) consecutive Trading Days, commencing with the sixth Trading Day, following consummation of the transaction or transactions constituting the Change in Control) is at least 105% of the Conversion Price in effect on the date immediately preceding the date of consummation of such Change in Control. The term "Controlled" shall mean ownership or control of more than 50% of the voting power of such entity.

SECTION 16.5. CONSOLIDATION, MERGER, ETC.

                  In the case of any reclassification, change, consolidation, merger, combination, sale or conveyance to which Section 15.6 applies, in which the Common Stock of the Company is changed or exchanged as a result into the right to receive shares of stock and other securities or property or assets (including cash) which includes shares of Common Stock of the Company or Common Stock of another Person that are, or upon issuance will be, traded on a United States national securities exchange or approved for trading on an established automated over-the-counter trading market in the United States and such shares constitute at the time such change or exchange becomes effective in excess of 50% of the aggregate fair market value of such shares of stock and other securities, property and assets (including cash) (as determined by the Company, which determination shall be conclusive and binding), then the Person formed by such consolidation or resulting from such merger or combination or which acquires the properties or assets (including cash) of the Company, as the case may be, shall execute and deliver to the Trustee a supplemental indenture (which shall comply with the trust Indenture Act as in force at the date of execution of such supplemental indenture) modifying the provisions of this Indenture relating to the right of Holders to cause the Company to repurchase the Notes following a Change in Control, including without limitation the applicable provisions of this Article XVI and the definitions of the

Common Stock and Change in Control, as appropriate, and such other related definitions set forth herein as determined in good faith by the Company (which determination shall be conclusive and binding), to make such provisions apply to the Common Stock and the issuer thereof if different from the Company and Common Stock of the Company (in lieu of the Company and the Common Stock of the Company).

                                  ARTICLE XVII

                            MISCELLANEOUS PROVISIONS

SECTION 17.1. PROVISIONS BINDING ON COMPANY'S SUCCESSORS.

                  All the covenants, stipulations, promises and agreements by the Company contained in this Indenture shall bind its successors and assigns whether so expressed or not.

SECTION 17.2. OFFICIAL ACTS BY SUCCESSOR CORPORATION.

                  Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or Officer of the Company shall and may be done and performed with like force and effect by the like board, committee or Officer of any corporation that shall at the time be the lawful sole successor of the Company.

SECTION 17.3. ADDRESSES FOR NOTICES, ETC.

                  Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Notes on the Company shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee) to Michael W. Wallace, Chief Financial Officer, Kellstrom Industries, Inc., 14000 N.W. 4th Street, Sunrise, Florida 33325, with a copy to Bruce I. March, Esq. Akerman, Senterfitt & Eidson, P.A., One Southeast Third Avenue, Suite 2800, Miami, Florida 33131. Any notice, direction, request or demand hereunder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed to the Corporate Trust Office, which office is, at the date as of which this Indenture is dated, located at 901 East Cary Street, 2nd Floor, Richmond, Virginia 23261-3279 Attention: Corporate Trust Department.

                  The Trustee, by notice to the Company, may designate additional or different addresses for subsequent notices or communications.

                  Any notice or communication mailed to a Noteholder shall be mailed to him by first class mail, postage prepaid, at his address as it appears on the Note Register and shall be sufficiently given to him if so mailed within the time prescribed.

                  Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

SECTION 17.4. GOVERNING LAW.

                  This Indenture and each Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of the State of New York.

SECTION 17.5. EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT CERTIFICATES
              TO TRUSTEE.

                  Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

                  Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the Person making such certificate or opinion has read such covenant or condition (2) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in such certificate or opinion is based (3) a statement that, in the opinion of such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with and (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

SECTION 17.6. LEGAL HOLIDAYS.

                  In any case where the date of maturity of interest on or principal of the Notes or the date fixed for redemption or repurchase of any Note will not be a Business Day, then payment of such interest on or principal of the Notes need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption or repurchase, and no interest shall accrue for the period from and after such date.

SECTION 17.7. TRUST INDENTURE ACT.

                  This Indenture is hereby made subject to, and shall be governed by, the provisions of the Trust Indenture Act provided, however, that, unless otherwise required by law, notwithstanding the foregoing, this Indenture and the Notes issued hereunder shall not be subject to the provisions of subsections (a)(1), (a)(2), and (a)(3) of Section 314 of the Trust Indenture Act as now in effect or as hereafter amended or modified provided, further, that this Section 17.7 shall not require this Indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to such supplemental indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in an indenture qualified under the Trust Indenture Act, such required provision shall control.

SECTION 17.8. NO SECURITY INTEREST CREATED.

                  Nothing in this Indenture or in the Notes, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction where property of the Company or its subsidiaries is located.

SECTION 17.9. BENEFITS OF INDENTURE.

                  Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any authenticating agent, any Custodian, any Conversion Agent, any Note Registrar and their successors hereunder, the Holders of Notes and the Holders of Senior

SECTION 17.10. TABLE OF CONTENTS, HEADINGS, ETC.

                  The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 17.11. AUTHENTICATING AGENT.

                  The Trustee may appoint an authenticating agent which shall be authorized to act on its behalf and subject to its direction in the authentication and delivery of Notes in connection with the original issuance thereof and transfers and exchanges of Notes hereunder, including under Sections 2.4, 2.5, 2.6, 2.7, 3.3, 15.2 and 16.2, as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by the authenticating agent shall be deemed to be authentication and delivery of such Notes "by the Trustee" and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Notes for the Trustee's certificate of authentication. Such authenticating agent shall at all times be a Person eligible to serve as Trustee hereunder pursuant to Section 8.9.

                  Any corporation into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation succeeding to the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor corporation is otherwise eligible under this Section 17.11, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor corporation.

                  Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee shall either promptly appoint a successor authenticating agent or itself assume the duties and obligations of the former authenticating agent under this Indenture, and upon such appointment of a successor authenticating agent, if made, shall give written notice of such appointment of a successor authenticating agent to the Company and shall mail notice of such appointment of a successor authenticating agent to all Holders of Notes as the names and addresses of such Holders appear on the Note Register.

                  The Trustee agrees to pay to the authenticating agent from time to time reasonable compensation for its services (to the extent pre-approved by the Company in writing), and the Trustee shall be entitled to be reimbursed for such pre-approved payments, subject to Section 8.6.

                  The provisions of Sections 8.2, 8.3, 8.4, 9.3 and this Section
17.11 shall be applicable to any authenticating agent.

SECTION 17.12. EXECUTION IN COUNTERPARTS

                  This Indenture may be executed in any number of counterparts, each of which shall be an original, but such countervails shall together constitute but one and the same instrument.

                  First Union National Bank hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly signed, all as of the date first written above.

                              KELLSTROM INDUSTRIES, INC.




                              By:
                                 --------------------------------------------
                                 Name: Zivi R. Nedivi
                                 Title: President and Chief Executive Officer

Attest:



------------------------------
Name:
Title:

                              FIRST UNION NATIONAL BANK, as Trustee



                              By:
                                 --------------------------------------------
                                 Name: Patricea A. Welling
                                 Title: Vice President

                                    EXHIBIT A

[IF THE NOTE IS A GLOBAL NOTE, THEN INSERT -- THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

                  [IF THE NOTE IS A GLOBAL NOTE AND THE DEPOSITORY TRUST COMPANY IS TO BE THE DEPOSITARY THEREFOR, THEN INSERT -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                           KELLSTROM INDUSTRIES, INC.

                  ____% CONVERTIBLE SUBORDINATED NOTE DUE 2003

No. _______
CUSIP 488035AE6

                  Kellstrom Industries, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware (herein called the "Company"), which term includes any successor corporation under the indenture referred to on the reverse hereof, for value received hereby promises to pay to _____________ [for global Note, insert: CEDE & CO.] or registered assigns, the principal sum of [___________ ($____________)] [for Global Note only (as increased or decreased from time to time in accordance with the procedures of
DTC)] on _____________, at the office or agency of the Company maintained for that purpose in Richmond, Virginia, or, at the option of the Holder of this Note, at the Corporate Trust Office, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on June 15 and December 15 of each year, commencing December 15, 1998, on said principal sum at said office or agency, in like coin or currency, at the rate per annum of ____%, from the date of this Note. The interest payable on this Note pursuant to the Indenture on any June 15 or December 15 will be paid to the person in whose name this Note, or one or more predecessor Notes is registered at the close of business on the record date, which shall be the June 1 or December 1 (whether or not a Business
Day) next preceding such June 15 or December 15, as provided in the Indenture provided that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture. Interest may, at the option of the Company, be paid by check mailed to the registered address of such person provided that with respect to any Holder with an aggregate principal amount equal to or in excess of $5,000,000 interest may be paid by wire transfer as more fully specified in the Indenture.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions subordinating the payment of principal of and premium, if any, and interest on the Notes to the prior payment in full of all Senior Indebtedness, as defined in the Indenture, and provisions giving the Holder of this Note the right to convert this Note into Common Stock of the Company on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said State.

                  This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

                  IN WITNESS WHEREOF, the Company has caused this Note to be duly executed under its corporate seal.

DATED:

                              KELLSTROM INDUSTRIES, INC.



                              By:
                                 --------------------------------------------
                                 Name: Zivi R. Nedivi
                                 Title: President and Chief Executive Officer



TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes described in the within-named Indenture.

FIRST UNION NATIONAL BANK, as Trustee



By:
   --------------------------------------------
   Name: Patricia A. Welling
   Title:   Vice President

                            [FORM OF REVERSE OF NOTE]

                           KELLSTROM INDUSTRIES, INC.

                  ____% CONVERTIBLE SUBORDINATED NOTE DUE 2003

                  1. This Note is one of a duly authorized issue of Notes of the Company, designated as its ____% Convertible Subordinated Notes Due 2003 (herein called the "Notes"), limited to aggregate principal amount of $75,000,000 ($86,250,000 if the over-allotment option is exercised in full) issued or to be issued under and pursuant to an indenture dated as of June 17, 1998 (herein called the "Indenture"), between the Company and First Union National Bank, as trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders.

                  2. In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of and accrued interest on all Notes may be declared, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                  3. The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes as the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable on redemption thereof, or impair the right of any Noteholder to institute suit for the payment thereof, or make the principal thereof or interest or premium, if any, thereon payable in any coin or currency other than that provided in the Note, or modify the provisions of the Indenture with respect to the subordination of the Notes in a manner adverse to the Holders in any material respect, or change the obligation of the Company to repurchase any Note upon the occurrence of a Change in Control in a manner adverse to the Holder of the Notes, or impair the right to convert the Notes into Common Stock in any material respect, without the consent of the Holder of each Note so affected or (ii) reduce the aforesaid percentage of Notes, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of all Notes then outstanding. It is also provided in the Indenture that the Holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the Holders of all of the Notes waive any past default or Event of Default under the Indenture and its consequences except (i) a default in the payment of interest or any premium, if any, on, or the principal of, the Notes, (ii) a failure by the Company to convert any Notes into Common Stock, (iii) a default in the payment of the Redemption Price pursuant to
Article III or repurchase price pursuant to Article XVI or (iv) a default in respect of a covenant or provisions which under Article XI cannot be modified or amended without the consent of the Holders of all Notes then outstanding. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

                  4. The indebtedness evidenced by the Notes is, to the extent and in the manner provided in the Indenture, expressly subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company, as defined in the Indenture, whether outstanding at the date of the Indenture or thereafter incurred, and this Note is issued subject to the provisions of the Indenture with respect to such subordination. Each Holder of this Note by accepting the same, agrees to and shall be bound by such provisions and authorizes the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee his attorney-in-fact for such purpose.

                  5. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

                  6. Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

                  7. The Notes are issuable in registered form without coupons in minimum denominations of $1,000 or any integral multiple of $1,000. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or exchange of Notes, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

                  8. The Notes are redeemable at the option of the Company at any time on or after June 15, 2001 and prior to maturity, from time to time, as a whole or in part, upon mailing a notice of such redemption not less than 15 nor more than 60 days before the date fixed for redemption to the Holders of Notes at their registered addresses, all as provided in the Indenture, at the following optional Redemption Prices (expressed as percentages of .the principal amount), together in each case with accrued interest to, but excluding, the date fixed for redemption.

                  If redeemed during the 12-month period beginning June 15:

                  YEAR                      PERCENTAGE
                  ----                      ----------
                  2001
                  2002

and 100% at maturity on June 15, 2003, provided that if the date fixed for redemption is a June 15 or December 15, then the interest payable on such date shall be paid to the Holder of record of the Note on the next preceding June 1 or December 1, respectively.

                  9. The Notes are not subject to redemption through the operation of any sinking fund.

                  10. Subject to the provisions of the Indenture, the Holder hereof has the right, at its option, at any time after 60 days following the latest date of original issuance of the Notes and prior to the close of business on the maturity date, subject to prior redemption or repurchase, or, as to all or any portion hereof called for redemption, prior to the close of business on the fifth Business Day preceding the date fixed for redemption (unless the Company shall default in payment due upon redemption thereof), to convert the principal hereof or any portion of such principal which is $1,000 or an integral multiple thereof, into that number of shares of the Company's Common Stock obtained by dividing the principal amount of this Note or portion thereof to be converted by the Conversion Price of $____ or such Conversion Price as adjusted from time to time as provided in the Indenture, upon surrender of this Note, together with a conversion notice as provided in the Indenture, to the Company at the office or agency of the Company maintained for that purpose in Richmond, Virginia, or at the option of such Holder, the Corporate Trust Office, and, unless the shares issuable on conversion are to be issued in the same name as this Note, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the Holder or by his duly authorized attorney. No adjustment in respect of interest or dividends will be made upon any conversion, provided, however, that if this Note shall be surrendered for conversion during the period from the close of business on any record date for the payment of interest to the close of business on the Business Day preceding the interest payment date, this Note must be accompanied by an amount, in New York Clearing House funds or other funds acceptable to the Company, of an amount equal to the interest payable on such interest payment date on the principal amount being converted, provided, however, that no such payment will be required if such Notes or portion thereof being converted have been called for redemption and, as a result, the right to convert such Notes or portion thereof would terminate the period between the record date for such interest payment date, and the close of business on the Business Day preceding the next succeeding interest payment date; and, provided further, that no such payment need be made if there shall exist at the time of conversion a default in the payment of interest on the Notes. No fractional shares will be issued upon any conversion, but an adjustment in cash will be made, as provided in the Indenture, in respect of any fraction of a share which would otherwise be issuable upon the surrender of any Note or Notes for conversion.

                  11. Any Notes called for redemption, unless surrendered for conversion on or before the close of business on the date fixed for redemption, may be deemed to be purchased from the Holder of such Notes at an amount equal to the applicable Redemption Price, together with accrued interest to the date fixed for redemption, by one or more investment bankers or other purchasers who may agree with the Company to purchase such Notes from the Holders thereof and convert them into Common Stock of the Company and to make payment for such Notes as aforesaid to the Trustee in trust for such Holders.

                  12. Upon due presentment for registration of transfer of this Note at the office or agency of the Company in Richmond, Virginia, or at the option of the Holder of this Note, at the Corporate Trust Office, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

                  13. The Company, the Trustee, any authenticating agent, any paying agent, any conversion agent and any Note Registrar may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment hereof, or on account hereof, for the conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any paying agent nor any other conversion agent nor any Note Registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered Holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Note.

                  15. No recourse for the payment of the principal or any premium or interest on this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration of the issue hereof, expressly waived and released.

                  16. Terms used in this Note and defined in the Indenture are used herein as therein defined.

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-  as tenants in common                      UNIF GIFT MIN ACT
                                                   _____Custodian_______
                                                  (Cust)       (Minor)

ENT TEN-  as tenants by the entireties        under Uniform Gifts to Minors Act

                                                 --------------------------
                                                          (State)

JT TEN-   as joint tenants with
          right to survivorship and not as tenants in common

                  Additional abbreviations may also be used though not in the above list.

                                CONVERSION NOTICE

To: KELLSTROM INDUSTRIES, INC.

                  The undersigned registered owner of this Note hereby irrevocably exercises the option to convert this Note, or the portion hereof (which is $1,000 or an integral multiple thereof) below designated, into shares of Common Stock of Kellstrom Industries, Inc. in accordance with the terms of the Indenture referred to in this Note, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered Holder hereof unless a different name has been indicated below. If shares or any portion of this Note not converted are to be issued in the name of a Person other than the undersigned, the undersigned will check the appropriate box below and pay all transfer taxes payable with respect thereto. Any amount required to be paid to the undersigned on account of interest accompanies this Note.

Dated:  ______________________

                                            -----------------------------------


                                            -----------------------------------
                                            Signature(s)

                  Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission

                  Rule 17Ad-15 if shares of Common Stock are to be issued, or Notes to be delivered, other than to and in the name of the registered Holder.

                                            -----------------------------------
                                            Signature Guarantee

                  Fill in for registration of shares of Common Stock if to be issued, and Notes it to be delivered, other than to and in the name of the registered Holder:



--------------------------
(Name)




---------------------------
(Street Address)




---------------------------
(City, State and Zip Code)

Please print name and address

Principal amount to be converted (if less than all):

$______________




------------------------------------------------------
Social Security or Other Taxpayer Identification Number

                           OPTION TO ELECT REPURCHASE

                            UPON A CHANGE IN CONTROL

To:  KELLSTROM INDUSTRIES, INC.

                  The undersigned registered owner of this Note hereby irrevocably acknowledges receipt of a notice from Kellstrom Industries, Inc. (the Company") as to the occurrence of a Change in Control with respect to the Company and requests and instructs the Company to repay the entire principal amount of this Note, or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Note at the repurchase price, together with accrued interest to, but excluding, such date, to the registered Holder hereof.

Dated:  ______________________

                                             -----------------------------------



                                             -----------------------------------
                                             Signature(s)


NOTICE: The above signatures of the Holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration, enlargement or any change whatever.

                  Principal amount to be repurchased (if less than all):

$_____________




---------------------------------------
Social Security or Other Taxpayer Identification Number